HARDING · LOEVNER®

Mutual Funds *for Institutional Investors*

Global Equity Portfolio *HLMVX - Institutional Class*
International Equity Portfolio *HLMIX - Institutional Class*
Institutional Emerging Markets Portfolio *HLMEX*
Frontier Emerging Markets Portfolio *HLFMX - Institutional Class*

Prospectus

December 31, 2010
as amended January 13, 2011

Harding, Loevner Funds, Inc.

(877) 435-8105
www.HardingLoevnerFunds.com

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

FUND SUMMARY

Global Equity Portfolio

Investment Objective

The Global Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees	Institutional Class
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses	Institutional Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Portfolio Operating Expenses	1.27%
Fee Waiver and/or Expense Reimbursement[1]	-0.27%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.00%
[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.00% through December 31, 2011.

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Example  This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except that the example assumes that the fee waiver and expense reimbursement agreement pertains only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$376	$671	$1,510

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the

Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in companies based in the U.S. and other developed markets, as well as in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization. The Portfolio normally holds 35-75 investments across at least 15 countries.

The Portfolio will normally invest broadly in equity securities of companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) the United States, Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of total assets will be denominated in at least three currencies, which may include the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in common stocks, preferred stock, rights and warrants issued by companies that are based both inside and outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice.

The Portfolio may also invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures, and options on futures on foreign common stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	2

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Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

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Emerging and Frontier Market Risk:  Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Portfolio Performance

The bar chart and performance tables have been omitted because the Institutional Class of the Portfolio has been in operation for less than one calendar year.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

Management

Investment Adviser.  Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers.  Ferrill Roll, Peter J. Baughan and Alexander T. Walsh serve as the portfolio managers of the Global Equity Portfolio. Mr. Roll has held his position since January 2001, Mr. Baughan has held his position since February 2003, and Mr. Walsh has held his position since October 2008. Messrs. Roll and Baughan are the lead portfolio managers.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $100,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	3

FUND SUMMARY

International Equity Portfolio

Investment Objective

The International Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees	Institutional Class
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses	Institutional Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.93%
Fee Waiver and/or Expense Reimbursement[1]	None
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.93%
[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.00% through December 31, 2011.

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Example  This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except the example assumes that the fee waiver and expense reimbursement agreement pertains only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in companies based in developed markets outside the U.S. as well as in established companies in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization. The Portfolio normally holds 35-75 investments across at least 15 countries.

Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.

The Portfolio will normally invest broadly in companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in common stocks, preferred stock, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

The Portfolio may also invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures, and options on futures on foreign common

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	4

stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

¡

Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

¡

Emerging and Frontier Market Risk:  Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Portfolio Performance

The bar chart below shows how the Portfolio’s investment results have varied from year to year. The table that follows shows how the Portfolio’s Institutional Class average annual total returns compare with a broad measure of market performance. Both assume that all dividends and distributions were reinvested in the Institutional Class of the Portfolio. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

The best calendar quarter return during the period shown above was 21.43% in the 2nd quarter of 2009; the worst was -22.12% in the 4th quarter of 2008. The year-to-date performance through September 30, 2010 was 9.84%

Average Annual Total Returns
(For the periods ended December 31, 2009)
	1-Year	5-Year	10-Year	Since Inception 5/11/94
International Equity Portfolio - Institutional Class
Return Before Taxes	40.57%	7.37%	1.70%	5.64%
Return After Taxes on Distributions[1]	40.57%	6.23%	1.02%	4.98%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	26.76%	6.36%	1.41%	4.85%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	41.48%	5.84%	2.74%	5.55%
Lipper International Fund Index	35.29%	4.88%	1.95%	6.00%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser.  Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers.  Simon Hallett, Alexander T. Walsh, Ferrill Roll and Peter J. Baughan serve as the portfolio managers of the International Equity Portfolio. Mr. Hallett has held his position since the Portfolio’s predecessor fund’s inception in May 1994 and Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Mr. Hallett is the lead portfolio manager.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	5

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $100,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	6

FUND SUMMARY

Institutional Emerging Markets Portfolio

Investment Objective

The Institutional Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Portfolio Operating Expenses	1.48%
Fee Waiver and/or Expense Reimbursement[1]	-0.18%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.30%
[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.30% through December 31, 2011.

¡

Example  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, except that the example assumes that the fee waiver and expense reimbursement pertains only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$450	$791	$1,753

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies that are based in emerging and frontier markets. It may also invest in short-term or other debt securities, including debt securities rated below investment grade. Emerging and frontier markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry and currency. The Portfolio normally holds 50-80 investments across at least 15 countries.

Factors bearing on whether a company is considered to be “based” in an emerging or frontier market may include: (1) it is legally domiciled in an emerging or frontier market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in an emerging or frontier market; or (3) it has the principal exchange listing for its securities in an emerging or frontier market.

The Portfolio will invest broadly in equity and debt securities of companies domiciled in one of at least 15 countries with emerging or frontier markets, generally considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 65% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in common stocks, preferred stock, rights and warrants issued by companies that are based in emerging or frontier markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes. The Portfolio may invest up to

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	7

20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Service (“S&P”), and in unrated securities judged to be of equivalent quality as determined by Harding Loevner. However, the Portfolio may not invest in securities rated C or below by Moody’s or D or below by S&P, or in securities of equivalent quality as determined by Harding Loevner.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in emerging and frontier markets securities. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging and frontier markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.

The Portfolio also may invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures and options on futures on foreign common stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

¡

Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

¡

Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

¡

Emerging and Frontier Market Risk:  Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

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Debt Securities Risk:  Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

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High Risk/High Yield Securities:  Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the issuer may default on the payment of principal or interest. These securities either have speculative elements or are predominantly speculative investments.

¡

Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Portfolio Performance

The bar chart below shows how the Portfolio’s investment results have varied from year to year. The table that follows shows how the Portfolio’s average annual total returns compare with a broad measure of market performance. Both assume that all dividends and distributions were reinvested in the Portfolio. Together, these provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	8

The best calendar quarter return during the period shown above was 33.22% in the 2nd quarter of 2009; the worst was -28.41% in the 4th quarter of 2008. The year-to-date performance through September 30, 2010 was 14.36%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1-Year	Since Inception 10/17/05
Institutional Emerging Markets Portfolio
Return Before Taxes	63.97%	11.35%
Return After Taxes on Distributions[1]	64.04%	11.10%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	42.02%	9.96%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	78.51%	14.20%
Lipper Emerging Markets Fund Index	74.26%	11.95%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser.  Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers.  G. “Rusty” Johnson, Simon Hallett and Craig Shaw serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio’s inception in October 2005. Mr. Shaw has served since December 2006. Mr. Johnson is the lead portfolio manager.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $500,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	9

FUND SUMMARY

Frontier Emerging Markets Portfolio

Investment Objective

The Frontier Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees	Institutional Class
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses	Institutional Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.87%
Total Annual Portfolio Operating Expenses	2.37%
Fee Waiver and/or Expense Reimbursement[1]	-0.37%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	2.00%
[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 2.00% through December 31, 2011.

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Example  This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class’s operating expenses remain the same, except that the example assumes that the fee waiver and expense reimbursement agreement pertains only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$704	$1,232	$2,678

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies that are based in frontier emerging markets, including the smaller traditionally-recognized emerging markets. Frontier emerging markets, with the exception of the oil-producing Gulf States and certain of the smaller traditionally-recognized emerging markets, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. The frontier emerging markets include the least developed markets even by emerging markets standards. Frontier emerging markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, and currency. The Portfolio normally holds 50-200 investments across at least 12 countries.

As used herein, frontier emerging markets include countries that are represented in the MSCI Frontier Markets Index or the S&P Frontier Markets BMI, or similar market indices, and the smaller of the traditionally-recognized emerging markets, such as those individually constituting less than 5% of the MSCI Emerging Markets Index or the S&P Emerging Markets BMI. Factors bearing on whether a company is considered to be “based” in a frontier emerging market may include: (1) it is legally domiciled in a frontier emerging market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in frontier emerging markets; or (3) it has the principal exchange listing for its securities in a frontier emerging market. Frontier emerging markets generally include all countries except the developed markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States and the larger traditionally-recognized emerging markets of Taiwan, Korea, Mexico, South Africa, Brazil, India, China and Russia. At least 65% of the Portfolio’s Net Assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

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The Portfolio invests at least 65% of its total assets in common stocks, preferred stock, rights and warrants issued by companies that are based in the frontier emerging markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies. The Portfolio may also invest in short-term or other debt securities. The Portfolio may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, and medium-term notes and variable rate notes. The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment grade, that is, rated below “Baa” by Moody’s or below “BBB” by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as “junk bonds”). However, the Portfolio may not invest in securities rated C or below by Moody’s Investors Service, Inc. (“Moody’s”) or D or below by Standard & Poor’s (“S&P”), or in securities of equivalent quality as determined by Harding Loevner.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in frontier emerging market securities. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice.

The Portfolio also may invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures and options on futures on foreign common stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

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Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in the foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

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Frontier Emerging Market Risk:  Frontier emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier emerging market securities than in securities of issuers based in more developed foreign countries, including securities of issuers based in larger emerging markets. Frontier emerging markets generally receive less investor attention than developed markets and larger emerging markets. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

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Debt Securities Risk:  Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

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High Risk/High Yield Securities:  Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the issuer may default on the payment of principal or interest. These securities either have speculative elements or are predominantly speculative investments.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

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Concentration Risk:  The Portfolio’s investment policies permit it to invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently the MSCI Frontier Emerging Markets Index. At any time the Portfolio has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. Investment opportunities in many frontier emerging market countries may be concentrated in the banking industry. In many frontier emerging markets, banks are among the largest publicly-traded companies and their securities are among the most widely traded. The banking industry is a comparatively narrow segment of the economy generally, including in frontier emerging market countries and, therefore, the Portfolio may experience greater volatility than portfolios investing in a less-concentrated fashion or a broader range of industries. Issuers in the banking industry may be subject to additional risks such as increased competition within the industry or changes in legislation or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	11

Please refer to the Portfolio’s Statement of Additional Information (“SAI”) for further information relating to concentration.

Portfolio Performance

The bar chart below shows how the Portfolio’s investment results have varied from year to year. The table that follows shows how the Portfolio’s Institutional Class average annual total returns compare with a broad measure of market performance. Both assume that all dividends and distributions were reinvested in the Institutional Class of the Portfolio. Together, these provide an indication of the risks of investing in the Portfolio. How the Institutional Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

The best calendar quarter return during the period shown above was 37.37% in the 2nd quarter of 2009; the worst was -13.73% in the 1st quarter of 2009. The year-to-date performance through September 30, 2010 was 20.83%.

Average Annual Total Returns
(For the periods ended December 31, 2009)
	1-Year	Since Inception 5/27/08
Frontier Emerging Markets Portfolio - Institutional Class
Return Before Taxes	38.97%	-24.38%
Return After Taxes on Distributions[1]	38.77%	-24.43%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	25.81%	-20.39%
MSCI Frontier Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	25.62%	-29.77%
S&P Frontier BMI Index	13.28%	-33.16%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser.  Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers.  Donald Elefson, G. “Rusty” Johnson and Pradipta Chakrabortty serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Mr. Elefson has held his position since the Portfolio’s inception in May 2008, Messrs. Johnson and Chakrabortty have held their positions since December 2008. Messrs. Elefson and Johnson are the lead portfolio managers.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $100,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives and Investment Process

Harding, Loevner Funds, Inc. (the “Fund”) is a no-load, open-end management investment company that currently has six separate diversified portfolios including the Global Equity Portfolio, International Equity Portfolio, Institutional Emerging Markets Portfolio and the Frontier Emerging Markets Portfolio, which are offered in this Prospectus (each, a “Portfolio”, and collectively, the “Portfolios”). Each Portfolio has its own investment objective, strategy and policies. The Fund is advised by Harding Loevner. There is no assurance that a Portfolio will achieve its investment objective.

The investment objectives, policies and risks of the International Equity Portfolio, Institutional Emerging Markets Portfolio, Global Equity Portfolio and Frontier Emerging Markets Portfolio are detailed below. Except as otherwise indicated, the Fund’s board of directors (“Board of Directors”) may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio’s investment objective is fundamental and may not be changed without a majority vote of the Portfolio’s outstanding shares, which is defined, under the Investment Company Act of 1940, as amended, as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of the applicable Portfolio (a “majority vote”).

INVESTMENT OBJECTIVES

The Global Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

The International Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

The Institutional Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

The Frontier Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets.

INVESTMENT PROCESS: GLOBAL EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND INSTITUTIONAL EMERGING MARKETS PORTFOLIO

Harding Loevner manages the Portfolios utilizing a bottom-up, business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process consists of four stages: (1) Initial Qualification of companies for further research; (2) Intensive Research into the businesses of qualified candidates; (3) Valuation of securities of potential investments; and (4) Construction of a diversified portfolio from the most promising opportunities.

To qualify companies for more intensive research, Harding Loevner’s investment analysts survey companies in their assigned portions of the investment universe in an effort to identify potential candidates that have (i) good prospects for near- and long-term growth in sales, earnings and dividends; (ii) high-quality management, with a proven record of success and respect for interests of shareholders; (iii) financial strength, in terms of free cash flow and available borrowing capacity; and (iv) durable competitive advantages that enable them to earn high margins that can be sustained over time. Sources for investment ideas include analysts’ investigations into the competitors, suppliers, and customers of existing companies under research and their encounters with companies during onsite company visits, investor conferences, trade shows and other research travel. Analysts also use quantitative screens to ensure that companies’ reported financials conform to Harding Loevner’s growth and financial strength criteria.

Companies that appear qualified on these criteria are then examined more intensively. Using primary and secondary sources, including management interviews, analysts assess qualified companies on ten competitive, management and financial characteristics using a proprietary scoring system known as the Quality Quotient (“QQ”) system. This framework aids analysts in gaining insight into companies’ competitive positions and the extent and durability of their growth prospects, and facilitates comparisons across different countries and industries. To evaluate the investment potential of the strongest candidates, analysts construct financial models to forecast long-term growth in earnings and cash flow, using cash flow return on investment (CFROI®)1 analysis and a DuPont-based return-on-equity decomposition analysis among other methods, which, together with the QQ score, form the basis for their estimates of the intrinsic value of the companies’ securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a purchase recommendation on the stock of a company, an analyst also sets out an expectation for future business performance of the company (“milestones”).

In constructing portfolios, Harding Loevner’s portfolio managers select among the analyzed securities, taking into consideration their predicted relative price performance, the timeliness and investment potential, the implications for portfolio risk of their selections and the

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	13

[1]	CFROI® is a registered trademark of Credit Suisse or its affiliates in the United States and other countries.

requirement to observe portfolio diversification guidelines. A holding is reduced or removed from a portfolio if and when, in the judgment of the portfolio managers, it; (i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated intrinsic value; (iii) fails to achieve the pre-established milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.

INVESTMENT PROCESS: FRONTIER EMERGING MARKETS PORTFOLIO

Harding Loevner manages the Frontier Emerging Markets Portfolio through a combination of top-down and bottom-up research processes. The top-down process focuses on macro-economic and political country risk. The stock selection process focuses on identification of companies that are poised to grow along with both their industry and their country of domicile.

The top-down process tries to assess risk by scoring each country on four factors: need of money, inflationary pressures, exchange rate valuation, and political risk. In Harding Loevner’s opinion, countries that score highest present a more stable environment for stock investing; they are less prone to severe shocks such as adverse political developments or currency devaluation.

Following completion of the top-down process, stocks of companies in the highest scoring countries are examined. The goal of the bottom-up process is to find companies that represent, within their respective countries, relatively high business and financial quality and attractive long-term growth prospects. Close attention is paid to valuation measures like Price-Earnings Ratio (“P/E”), Price Cash Flow Ratio (“P/CF”), and Return on Equity (“ROE”).

High quality companies with demonstrable earnings growth potential can be difficult to find in frontier emerging markets. Therefore, for purposes of portfolio construction a company can be included in the Portfolio for either or both of two reasons: the company offers a good long-term earnings outlook, or it represents a good proxy for the overall market. Thus, a company can be included in the Portfolio either due to its own fundamentals or its market prominence.

For temporary defensive purposes, the Portfolios may hold any portion of their assets in cash, money market instruments or high-quality debt securities. The Portfolios may miss certain investment opportunities if they use such temporary defensive strategies and thus may not achieve their investment objectives.

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Additional Information on Portfolio Investment Strategies and Risks

OTHER INVESTMENT STRATEGIES

Each of the Global Equity Portfolio and International Equity Portfolio may, but does not currently intend to, invest up to 20% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes. Each of the Global Equity Portfolio and International Equity Portfolio also may, but does not currently intend to, invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment grade, that is, rated below Baa by Moody’s or below BBB by S&P and in unrated securities judged to be of equivalent quality as determined by Harding Loevner. However, no Portfolio may invest in securities rated C or below by Moody’s or D or below by S&P, or in securities of comparable quality as determined by Harding Loevner.

RISKS ASSOCIATED WITH THE PORTFOLIOS’ INVESTMENT POLICIES AND TECHNIQUES

The share price of a Portfolio will change daily based on changes in the value of the securities that a Portfolio holds. The principal risks of investing in each of the Portfolios and the circumstances reasonably likely to cause the value of your investment to decline are described below. Please note that there are other circumstances that are not described here that could cause the value of your investment to decline and prevent a Portfolio from achieving its investment objective.

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Market Risk.  The risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or such factors as general economic conditions, political or regulatory developments, changes in interest rates, and perceived desirability of equity securities relative to other investments. Price changes may be temporary or last for extended periods. A Portfolio’s investments may be over weighted from time to time in one or more industry sectors, which will increase the Portfolio’s exposure to risk of loss from adverse developments affecting those sectors.

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Foreign Investments.  Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly-available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Portfolio’s total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored Depositary Receipts may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored Depositary Receipts. See also “Shareholder Information—Tax Considerations” below.

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Emerging and Frontier Market Securities.  The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in developing countries with limited or immature capital markets. Security prices and currency valuations in emerging and frontier markets can be significantly more volatile than in the more established markets of the developed nations, reflecting the greater uncertainties of investing in less mature markets and economies. In particular, developing countries may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable than in developed markets. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price movements.

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High Yield/High Risk Securities.  Each Portfolio may, but only the Institutional Emerging Markets Portfolio and Frontier Emerging Markets Portfolio currently intend to, invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities of equivalent quality as determined by Harding Loevner (commonly referred to as “junk bonds”). Junk bonds typically involve greater risk and are less liquid than higher grade debt securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. None of the Portfolios may invest in securities rated C or below by Moody’s or D or below by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

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Illiquid and Restricted Securities.  Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	15

the Portfolio’s ability to dispose of particular securities and may limit a Portfolio’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

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Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.

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Derivatives and Hedging.  The Portfolios may use derivative instruments, including without limitation, options, futures, participation notes, options on futures, forwards, swaps, structured securities and derivatives relating to foreign currency transactions for hedging purposes and to increase overall return for the Portfolios. The use of derivatives involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent a Portfolio’s orientation as to certain anticipated market movements is incorrect, the possibility that the use of derivatives could result in greater losses than if they had not been used.

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Options and Futures.  The Portfolios may purchase or sell options. The sale of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The purchase of options involves costs associated with the option premium and, if the option is exercised, risks associated with the settlement and the creditworthiness of the party selling the option. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the derivative will be greater than gains in the value of the Portfolio’s position. The loss from investing in futures transactions that are unhedged or uncovered is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to reduce the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

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Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the return of a particular underlying equity or debt security, currency or market. On demand or when the participation note matures, the issuer of the participation note will pay to the Portfolio the nominal value of the underlying instrument at that time. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. The Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

Additional information regarding the risks and special considerations associated with derivatives appears in the Statement of Additional Information (“SAI”), which may be obtained by following the instructions at the back of this Prospectus.

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Credit Quality.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can behave differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments, and such securities might be difficult to resell.

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Debt Security Risk.  Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

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Counterparty (or Default) Risk.  An issuer of fixed-income securities held by a Portfolio or a counterparty to a derivative transaction entered into by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High -quality securities are generally believed to have relatively low degrees of credit risk. The Portfolios intend to enter into financial transactions only with counterparties that are creditworthy at the time of the transactions. There is always the risk that the analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

DISCLOSURE OF PORTFOLIO HOLDINGS.

A description of the Fund’s policies and procedures regarding disclosure of each Portfolio’s portfolio securities is available in the SAI. Portfolio Holdings information as of each calendar quarter end is available to shareholders on the Fund’s website. This information is available no sooner than five (5) business days after the applicable calendar quarter end.

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Management of the Fund

INVESTMENT ADVISER

Harding Loevner serves as investment adviser to the Fund’s Portfolios. Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of October 31, 2010, Harding Loevner managed approximately $10.4 billion in assets. Harding Loevner is located at 50 Division Street, Fourth Floor, Somerville, New Jersey 08876.

Subject to the direction and authority of the Fund’s Board of Directors, Harding Loevner provides investment advisory services to each Portfolio pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio, purchasing and selling securities on behalf of the Portfolios, and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio’s investment objective, policies and restrictions. Harding Loevner also provides office space, equipment and personnel necessary to manage the Portfolios. Harding Loevner bears the expense of providing the above services to each Portfolio.

The aggregate advisory fees paid by each Portfolio to Harding Loevner during the fiscal year ended October 31, 2010 as a percentage of each Portfolio’s average daily net assets were 1.00% for the Global Equity Portfolio, 0.75% for the International Equity Portfolio, 1.25% for the Institutional Emerging Markets Portfolio and 1.50% for the Frontier Emerging Markets Portfolio. The advisory fee paid by each Portfolio may be higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios. Harding Loevner may make payments from its own resources to parties that provide distribution, recordkeeping, shareholder communication and other services under mutual fund supermarket and other programs. See also “Distribution of Fund Shares” below.

ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Director’s approval of the Investment Advisory Agreement for the Fund is available in the Fund’s semi-annual reports to shareholders for the period ended April 30, 2009.

PORTFOLIO MANAGEMENT

Simon Hallett, CFA, has been the Chief Investment Officer of Harding Loevner since 2003 and has been a member of the Executive Committee of Harding Loevner since 2009. He previously served as Harding Loevner’s Chief Equity Investment Officer (2002 - 2003) and senior portfolio manager (1992 - 2002). He graduated from Oxford University in 1978 and joined Harding Loevner in 1991. Mr. Hallett serves the lead portfolio manager for the International Equity Portfolio and as a portfolio manager for the Institutional Emerging Markets Portfolio.

Ferrill Roll, CFA, has been a lead portfolio manager since 2000, and analyst since 1996. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996. Mr. Roll serves as a lead portfolio manager for the Global Equity Portfolio and as a portfolio manager for the International Equity Portfolio.

G. “Rusty” Johnson III, CFA, has been a portfolio manager since 1998, and an analyst since 1994. As an analyst, he focuses on emerging market companies. He graduated with honors in Economics from Washington and Lee University in 1986. He also studied at Fu Jen University in Taiwan and Chinese University in Hong Kong. Mr. Johnson joined Harding Loevner in 1994. Mr. Johnson serves as the lead portfolio manager for the Institutional Emerging Markets Portfolio and as a lead portfolio manager for the Frontier Emerging Markets Portfolio.

Alexander T. Walsh, CFA, has been a portfolio manager since 2001, and an analyst since 1994. As an analyst, he focuses on health care and mining companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994. Mr. Walsh serves as a portfolio manager for the Global Equity and International Equity Portfolios.

Peter J. Baughan, CFA, has been a lead portfolio manager since 2003 and an analyst since 1997. As an analyst, he focuses on consumer discretionary and consumer staples companies. Mr. Baughan graduated from the University of North Carolina, Chapel Hill, in 1983 and joined Harding Loevner in 1997. Mr. Baughan serves as a lead portfolio manager for the Global Equity Portfolio and as a portfolio manager for the International Equity Portfolio.

Craig Shaw, CFA, has been a portfolio manager since 2006 and an analyst since 2001. As an analyst, he focuses on the emerging markets, energy, materials and industrial companies. Mr. Shaw graduated from Concordia College in 1986, and received an MIM in International Management from Thunderbird/Garvin School of International Management in 1989. He joined Harding Loevner in 2001. Mr. Shaw serves as a portfolio manager for the Institutional Emerging Markets Portfolio.

Donald Elefson, CFA, has been a portfolio manager and analyst since 2008. As an analyst, he focuses on frontier markets companies. Mr. Elefson graduated from the University of Washington in Seattle in 1982. From 1999 to 2008 he was a Managing Director and

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	17

Portfolio Manager for U.S. Trust. Mr. Elefson joined Harding Loevner in 2008. Mr. Elefson serves as a lead portfolio manager for the Frontier Emerging Markets Portfolio.

Pradipta Chakrabortty has been a portfolio manager and analyst since 2008. As an analyst, he focuses on frontier market companies. Mr. Chakrabortty graduated from Birla Institute of Technology & Science (Pilani, India) in 1994, received an MBA in Finance and Marketing from XLRI School of Management (Jamshedpur, India) in 1998, and received an MBA in Finance from the Wharton School in 2008. From 2004 to 2006, he worked for General Mills, Inc. He was an analyst for Cornerstone Investment Partners and for Templeton Capital Advisors in 2007. He joined Harding Loevner in 2008. Mr. Chakrabortty serves as a portfolio manager for the Frontier Emerging Markets Portfolio.

Additional information regarding the portfolio managers’ compensation, their management of other funds and their ownership of the Fund can be found in the SAI.

PORTFOLIO EXPENSES

Each Portfolio pays for all of its expenses out of its own assets. Harding Loevner or other service providers may waive all or any portion of their fees and reimburse certain expenses to each Portfolio. Any fee waiver or expense reimbursement would increase the investment performance of each Portfolio for the period during which the waiver or reimbursement is in effect.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	18

Shareholder Information

DETERMINATION OF NET ASSET VALUE

The “net asset value” per share (“NAV”) of the Global Equity Portfolio, International Equity Portfolio, Institutional Emerging Markets Portfolio and Frontier Emerging Markets Portfolio is calculated as of the close of business (normally 4:00 p.m. New York Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a “Business Day”). Each Class or Portfolio determines its net asset value per share by subtracting that Class or Portfolio’s liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio’s investments or the portion of a Portfolio’s investments attributable to a Class and other assets and dividing the result by the total issued and outstanding shares of the Class or Portfolio.

Each Portfolio’s investments are valued based on market quotations, or if market quotations are not readily available or unreliable, the fair value of the Portfolio’s investments may be determined in good faith under procedures established by the Board of Directors as discussed below.

Fair Valuation.  The value of assets for which market quotations are not readily available, such as when a foreign market is closed, or for which market quotations are not reliable due to events that occur after the close of a market that are likely to affect security valuations, will be determined in good faith by Harding Loevner at fair value, under procedures established by and under the general supervision of the Fund’s Board of Directors. The Fund has implemented fair value pricing on a daily basis for certain foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service, which may provide an adjustment to the closing prices described above. Use of fair value pricing could cause a Portfolio to value a security higher or lower than its closing market price, which could cause the Portfolio’s net asset value per share to differ significantly from that which would have been calculated using closing market prices. The use of fair value pricing is intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e. trading intended to take advantage of stale closing prices in foreign markets that could affect the net asset value of the Portfolios.

PURCHASE AND REDEMPTION OF SHARES

Purchases.  There is no sales charge imposed by the Portfolio. The minimum initial investment in the Institutional Class of the Global Equity Portfolio, International Equity Portfolio, and Frontier Emerging Markets Portfolio is $100,000. The minimum initial investment in the Institutional Emerging Markets Portfolio is $500,000. Additional purchases or redemptions may be of any amount. Institutions may satisfy the minimum investment by aggregating their fiduciary accounts. The Fund reserves the right to waive the minimum initial investment amount for any Portfolio.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker’s authorized designee will be priced at the net asset value next determined after they are received in proper form by an authorized broker or the broker’s authorized designee and accepted by the Fund. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees or other different or additional fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through certain brokers may be less than a direct purchase with the Fund.

The offering of shares of a Portfolio is continuous and purchases of shares of a Portfolio may be made on any Business Day. The Fund offers shares of each Portfolio at a public offering price equal to the net asset value next determined after receipt of a purchase order.

You may purchase shares of a Portfolio utilizing the following methods:

Wire Transfer:  Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when the Transfer Agent receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund’s account with the Transfer Agent as set forth below. The shareholder’s bank may impose a charge to execute the wire transfer. The wiring instructions are:

Northern Trust Company

ABA Number: 0710 00152

Account Name: NF HL Wire Transfer

Account Number: 5201691000

FFC Account Name: Harding, Loevner Funds, Inc.

FFC Account Number: HLF1037

FFFAAAAAAAA

(where FFF is the Fund Number and AAAAAAA is the Account Number)

Portfolio shares are normally issued for cash only.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	19

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at (877) 435-8105 as soon as possible, but no later than 4:00 p.m. New York Time, to inform the Fund of the incoming wire transfer and clearly indicate which Portfolio and, if applicable, which class is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

Check:  A check used to purchase shares in a Portfolio must be payable to the Portfolio in which you wish to purchase shares, and must be drawn against funds on deposit at a U.S. bank. For a new account, the order must include a completed Account Application Form (and other required documents, if any). For an existing account, the order should include the account number from your statement. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are received and deposited in good order. The Fund or the Transfer Agent reserves the right to reject any check. All checks for share purchases should be sent to the Fund’s Transfer Agent at:

Regular Mail:

Harding, Loevner Funds, Inc.

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Delivery:

The Northern Trust Company

Attn: Harding, Loevner Funds, Inc.

801 S. Canal St.

Attn: Funds Center C5S

Chicago, Illinois 60607

The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio’s shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

Please note that in compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering compliance program. If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account. Additionally, if the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Redemptions.  Upon the request of a shareholder, the Fund will redeem all or any part of the shares held through the account. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. New York Time) on any Business Day, the redemption will be effective on the date of receipt. Payment will be made by check or wire within one to seven days from the date of receipt. If you are redeeming shares recently purchased by check or electronic transaction, your redemption may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off time, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to receive redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker’s authorized designee will be priced at the Portfolio’s net asset value next determined after they are received in good order by an authorized broker or the broker’s authorized designee and accepted by the Fund.

Frequent purchases and sales of a Portfolio’s shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as brokerage commissions) to the Portfolio and by disrupting portfolio management strategies. Accordingly, the Board of Directors has adopted policies and procedures to discourage frequent trading of Portfolio shares. The Fund uses fees on short-term redemptions and fair value pricing of securities to discourage frequent trading and eliminate the opportunity for time zone arbitrage. A redemption fee of 2% of the value of the shares redeemed, paid to the Portfolio, is imposed on shares of a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to discourage frequent trading in and, to the extent that frequent trading occurs, to impose the cost of that activity on the shareholders who engage in it. While the Fund is committed to preventing market timing and disruptive frequent trading in the Portfolios, there is no guarantee that the Fund or its agents will be able to detect all instances of time zone arbitrage and frequent trading.

The short-term redemption fee does not apply to transactions in 401(k) or 403(b) accounts and certain other retirement plans. The short-term redemption fee also does not apply to transactions by accounts participating in certain wealth management programs (including

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	20

wrap programs) that have represented to the Fund that (i) their investment strategy is not expected to result in frequent trading; and (ii) they have adopted procedures reasonably designed to detect and deter frequent trading.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple shareholders. These intermediaries may currently be unable to assess redemption fees. Since individual trades in omnibus accounts are not ordinarily disclosed to the Fund, the Fund may be unable to detect or deter frequent trading by participants in such omnibus accounts.

Other than the redemption fee assessed on short-term redemptions, as described above, the Fund imposes no charge to redeem shares; however, a shareholder’s or broker’s bank may impose its own wire transfer fee for receipt of a wire. Redemptions may be executed in any amount requested by the shareholder up to the amount the shareholder has invested in a Portfolio. When a shareholder’s account balance falls below $5,000 following a redemption, the Portfolio may close the account. Such shareholders will be notified that the minimum account balance is not being maintained and will be allowed 60 days to make additional investments before the account is closed.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder’s account number. Shares that are redeemed prior to the record date do not receive dividends.

Certain requests or changes must be made in writing to the Transfer Agent and include a signature guaranteed by a national bank that is a member of the Medallion Signature Program using the specific Medallion “Guaranteed” stamp. Notarized signatures are not sufficient. Further documentation may be required when the Transfer Agent deems it appropriate. Requests or changes must include a Signature Guarantee if a shareholder:

¡	wishes to sell more than $100,000 worth of shares;

¡	wishes to change its authorized agent;

¡	wishes to change the address of record;

¡	wishes to change the account designated to receive redemption proceeds; or

¡	requests that a check be mailed to a different address than the record address.

A shareholder may request redemption by calling the Transfer Agent (toll-free) at (877) 435-8105. Telephone redemption privileges are made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. The Fund or the Transfer Agent may require personal identification codes and will only wire funds according to pre-existing bank account instructions. No bank account instruction changes will be accepted via telephone.

The Fund has reserved the right to redeem from any Portfolio in-kind.

Redemption proceeds will only be paid to the shareholder of record, to a financial intermediary holding an account in the name of the shareholder of record, or to a court-appointed guardian or executor of the shareholder of record.

Exchange Privilege. Institutional Class and Institutional Emerging Markets Portfolio shares may be exchanged for other Institutional Class or Institutional Emerging Markets Portfolio shares or for Investor Class, Advisor Class, or Emerging Markets Portfolio shares (none of which are offered in this Prospectus) based on the respective net asset values of the shares involved in the exchange, assuming that the shareholder wishing to exchange shares resides in a state where the desired shares are qualified for sale. The Institutional Class of the Global Equity Portfolio, International Equity Portfolio and the Frontier Emerging Markets Portfolio minimum initial investment amount of $100,000, the Institutional Emerging Markets Portfolio minimum initial investment amount of $500,000, the Investor Class of the International Equity Portfolio and International Small Companies Portfolio, the Advisor Class of the Global Equity Portfolio, and the Emerging Markets Portfolio minimum initial investment amount of $5,000 would still apply. An exchange order is treated for tax purposes the same as a redemption (on which a taxable gain or loss may be realized) followed by a purchase and may be subject to federal income tax. Investors who wish to make exchanges should telephone the Transfer Agent at (877) 435-8105 (toll-free).

DIVIDENDS

Each Portfolio will declare a dividend from its net investment income and distributions from its realized net short-term and net long-term capital gains, if any, at least annually, and (unless a shareholder has elected to receive cash) pay such dividends and distributions by automatically reinvesting in additional shares of the Portfolio at the net asset value on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	21

Federal Income Taxes. Each Class or Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the same Class or Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from a Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their shares. If a portion of a Portfolio’s income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfy applicable holding period requirements. The lower tax rates applicable to qualifying dividends and long-term capital gains are currently scheduled to expire after 2012.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

The Portfolios may be required to withhold U.S. federal income tax on all distributions payable to shareholders if they fail to provide the Portfolios with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Portfolios, as discussed in more detail in the SAI.

State and Local Taxes.  A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o The Northern Trust Company, Attn: Funds Center C5S 801 South Canal Street, Chicago, Illinois 60607or by calling the Fund (toll-free) at (877) 435-8105.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	22

Distribution of Fund Shares

Shares of the Fund are distributed by Quasar pursuant to a distribution agreement (the “Distribution Agreement”) between Harding Loevner, the Fund and Quasar under which Quasar serves as the exclusive distributor of the Fund.

The Fund has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold shares of the Portfolios. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries’ assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio or Class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary (subject to any applicable expense reimbursement). Because of the voluntary fee waivers and/or expense reimbursements applicable to the Portfolios during the fiscal year ended October 31, 2010, Harding Loevner paid a portion of the Portfolios’ share of these fees during that period.

In addition, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Portfolios. Harding Loevner may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Portfolios, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Portfolios receive as proceeds from such sales. Such payments may differ as to amount among financial intermediaries based on various factors, including levels of assets and/or sales (based on gross or net sales) or some other criteria. In some circumstances, the payments may relate to the Portfolio’s inclusion on a financial intermediary’s preferred list of funds offered to its clients and may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Portfolios to its customers over other funds that do not have sponsors making similar payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Portfolios. The Fund may enter into additional similar arrangements in the future. Further information concerning these arrangements is included in the SAI.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	23

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or since inception, if less than five years. Certain information reflects financial results for a single share of a Class or Portfolio. Certain information reflects financial results for a single share of the Global Equity Portfolio, as represented by the Advisor Class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Class or Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is incorporated by reference in this Prospectus and the SAI. Information on how to obtain the semi-annual and audited annual reports for the Fund are found on the back cover of this Prospectus. Financial highlights information for the Global Equity Portfolio will be available after the Institutional Class has completed its first fiscal year.

	GLOBAL EQUITY PORTFOLIO— INSTITUTIONAL CLASS
	For the Period Ended Oct. 31, 2010(1)
Per Share Data
Net asset value, beginning of period	$20.43

Increase (Decrease) in Net Assets from Operations
Net investment income	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.04

Net increase (decrease) from investment operations	3.14

Distributions to Shareholders from:
Net investment income	(0.05)
Net realized gain from investments and foreign currency-related transactions	—

Total distributions	(0.05)

Net asset value, end of year	$23.52

Total Return	15.39	%(A)
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$104,276
Net expenses to average net assets	1.00	%(B)
Net investment income to average net assets	0.43	%(B)
Decrease reflected in above expense ratios due to expense reductions	0.27	%(B)
Portfolio turnover rate	35	%(A)

(1)	For the period November 3, 2009 (commencement of operations) through October 31, 2010.

(A)	Not Annualized.

(B)	Annualized.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	24

	INTERNATIONAL EQUITY PORTFOLIO—INSTITUTIONAL CLASS
	For the Year Ended Oct. 31, 2010	For the Year Ended Oct. 31, 2009	For the Year Ended Oct. 31, 2008	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006
Per Share Data
Net asset value, beginning of year	$12.04	$11.44	$21.71	$18.68	$14.90

Increase (Decrease) in Net Assets from Operations
Net investment income	0.08	0.13	0.20	0.14	0.12 (1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.49	2.86	(8.63)	4.33	3.75

Net increase (decrease) from investment operations	2.57	2.99	(8.43)	4.47	3.87

Distributions to Shareholders from:
Net investment income	(0.10)	(0.19)	(0.15)	(0.10)	(0.08)
Net realized gain from investments and foreign currency-related transactions	—	(2.20)	(1.69)	(1.34)	(0.01)

Total distributions	(0.10)	(2.39)	(1.84)	(1.44)	(0.09)

Net asset value, end of year	$14.51	$12.04	$11.44	$21.71	$18.68

Total Return	21.50%	32.77%	(42.33)%	25.24%	26.06%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$493,350	$259,450	$191,450	$390,659	$343,965
Net expenses to average net assets	0.93%	1.00%	0.98%	0.98%	1.00%
Net investment income to average net assets	0.91%	1.31%	1.05%	0.70%	0.69%
Decrease reflected in above expense ratios due to expense reductions	—	0.04%	—	—	0.01%
Portfolio turnover rate	33%	22%	18%	19%	35%

(1)	Computed using average units outstanding throughout the year.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	25

	INSTITUTIONAL EMERGING MARKETS PORTFOLIO
	For the Year Ended Oct. 31, 2010	For the Year Ended Oct. 31, 2009	For the Year Ended Oct. 31, 2008	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006
Per Share Data
Net asset value, beginning of year	$13.29	$9.29	$21.20	$13.42	$9.92

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	0.09	0.10	0.44	0.10	0.07
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.41	4.27	(11.53)	7.70	3.45

Net increase (decrease) from investment operations	3.50	4.37	(11.09)	7.80	3.52

Distributions to Shareholders from:
Net investment income	(0.09)	(0.37)	(0.09)	(0.02)	(0.02)
Net realized gain from investments and foreign currency-related transactions	—	—	(0.73)	—	—

Total distributions	(0.09)	(0.37)	(0.82)	(0.02)	(0.02)

Net asset value, end of year	$16.70	$13.29	$9.29	$21.20	$13.42

Total Return	26.50%	48.92%	(54.33)%	58.18%	35.38%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$375,374	$203,548	$132,037	$245,061	$85,930
Net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income to average net assets	0.74%	0.93%	2.56%	0.72%	0.88%
Decrease reflected in above expense ratios due to expense reductions	0.18%	0.25%	0.22%	0.25%	0.51%
Portfolio turnover rate	34%	57%	51%	32%	38%

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	26

	FRONTIER EMERGING MARKETS PORTFOLIO- INSTITUTIONAL CLASS
	For the Year Ended Oct. 31, 2010	For the Year Ended Oct. 31, 2009	For the Period Ended Oct. 31, 2008(1)
Per Share Data
Net asset value, beginning of year	$6.29	$4.98	$10.00

Increase (Decrease) in Net Assets from Operations
Net investment income	0.03	0.07	0.01
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.65	1.26	(5.03)

Net increase (decrease) from investment operations	1.68	1.33	(5.02)

Distributions to Shareholders from:
Net investment income	(0.09)	(0.02)	—

Total distributions	(0.09)	(0.02)	—

Net asset value, end of year	$7.88	$6.29	$4.98

Total Return	27.04%	26.71%	(50.20	)%(A)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,645	$9,071	$4,875
Net expenses to average net assets	2.00%	2.00%	2.00	%(B)
Net investment income to average net assets	(0.08)%	1.39%	0.42	%(B)
Decrease reflected in above expense ratios due to expense reductions	0.37%	2.08%	6.92	%(B)
Portfolio turnover rate	17%	55%	1	%(A)

(1)	For the period from May 27, 2008 (commencement of operations) through October 31, 2008.

(A)	Not Annualized.

(B)	Annualized.

Harding, Loevner Funds, Inc.	Prospectus for Institutional Investors	27

Harding, Loevner Funds, Inc.

Availability of Additional Information About the Fund

The SAI, dated December 31, 2010, containing additional information about the Fund and each Portfolio, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To order free copies of the Fund's annual or semi-annual report or its SAI, to request other information about the Fund and to make general shareholder inquiries, call (toll free) 1-877-435-8105, or write to the following address:

The SAI and the Fund's annual and semi-annual reports are also available free of charge on Harding Loevner's Internet site at http://www.hardingloevnerfunds.com.

Information about the Fund and each Portfolio (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.

Investment Company Act
file number 811-7739

HARDING LOEVNER

Family of Mutual Funds

Global Equity Portfolio Institutional and Advisor Classes

International Equity Portfolio Institutional and Investor Classes

International Small Companies Portfolio Institutional* and Investor Classes

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio Institutional and Investor Classes

Harding, Loevner Funds, Inc.

c/o Northern Trust Attn: Funds Center C5S 801 South Canal Street Chicago, IL 60607

(877) 435-8105 www.HardingLoevnerFunds.com

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the “Prospectuses”) of the Fund. The current Prospectus for the Institutional Class of the Global Equity Portfolio, the International Equity Portfolio, the Frontier Emerging Markets Portfolio, and for the Institutional Emerging Markets Portfolio dated December 31, 2010 (as amended January 13, 2011); and the current Prospectus for the Investor Class of the International Equity Portfolio and the International Small Companies Portfolio, the Emerging Markets Portfolio, and the Advisor Class of the Global Equity Portfolio are dated December 31, 2010, have been filed with the Securities and Exchange Commission (the “SEC ”) and can be obtained, without charge, by writing to Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center C5S, 801 South Canal Street, Chicago, IL 60607, or by calling the Fund toll-free at 1-877-435-8105. This Statement of Additional Information incorporates the Prospectuses and the Financial Statements from the Portfolios’ most recent Annual Reports by reference.

* Class not yet in operation.

Statement of Additional Information

December 31, 2010

as amended January 13, 2011

Statement of Additional Information	December 31, 2010 as amended January 13, 2011

[Graphic Appears Here]

Family of Mutual Funds:

¿ Global Equity Portfolio

    Institutional Class–HLMVX

    Advisor Class–HLMGX

¿ International Equity Portfolio

    Institutional Class-HLMIX

    Investor Class-HLMNX

¿ International Small Companies Portfolio

    Institutional Class*

    Investor Class-HLMSX

¿ Institutional Emerging Markets Portfolio-HLMEX

¿ Emerging Markets Portfolio-HLEMX

¿ Frontier Emerging Markets Portfolio

    Institutional Class-HLFMX

    Investor Class-HLMOX

*	This Class is not yet in operation and does not have a ticker symbol.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current summary and statutory prospectuses dated December 31, 2010 (each a “Prospectus”, and together, the “Prospectuses”) of Harding, Loevner Funds, Inc. (the “Fund”). Each Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by writing to Harding, Loevner Funds, Inc., c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois, 60680, or by calling the Fund toll-free at 1-877-435-8105, or by visiting the Fund’s website at www.hardingloevnerfunds.com. This Statement of Additional Information incorporates the Prospectuses and the Financial Statements from the Portfolios’ most recent Annual Reports by reference.

Harding, Loevner Funds, Inc.

c/o The Northern Trust Company

Attn: Harding, Loevner Funds, Inc.

P.O. Box 4766

Chicago, Illinois 60680

(877) 435-8105

www.HardingLoevnerFunds.com

ORGANIZATION OF HARDING, LOEVNER FUNDS, INC.

(THE “FUND”)

The Fund is a no-load, open-end management investment company established as a Maryland corporation on July 31, 1996. Harding Loevner LP (“Harding Loevner” or the “Adviser”) serves as investment adviser to the Fund. The Fund currently has six separate diversified portfolios (each a “Portfolio”, and together, the “Portfolios”), each of which has its own investment objective and policies. There is no sales charge for purchasing shares. Shares of each Portfolio may be purchased through Quasar Distributors, LLC (“Quasar”), the Fund’s distributor. The minimum initial investment in the Institutional Class of the Global Equity Portfolio, the International Equity Portfolio, the Frontier Emerging Markets Portfolio and the International Small Companies Portfolio is $100,000; the minimum initial investment in the Institutional Emerging Markets Portfolio is $500,000; the minimum initial investment in the Advisor Class of the Global Equity Portfolio and the Investor Class of the International Equity Portfolio, the International Small Companies Portfolio and the Frontier Emerging Markets Portfolio and the Emerging Markets Portfolio is $5,000. Additional investments or redemptions may be of any amount. The Institutional Class of the International Small Companies Portfolio is not currently offered.

ADDITONAL INFORMATION ON PORTFOLIO INVESTMENT TECHNIQUES

Information concerning the Portfolios’ supplemental investment techniques is set forth below.

Zero Coupon and Discount Debt Securities. The Emerging Markets Portfolio, the Institutional Emerging Markets Portfolio and the Frontier Emerging Markets Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of each Portfolio’s sovereign debt securities may be acquired at a discount. The Portfolios will purchase such securities only to the extent consistent with each Portfolio’s investment objective.

Foreign Governments and International and Supranational Agency Securities. The Portfolios may purchase debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Convertible Securities. The Portfolios may invest in convertible preferred and convertible debt securities, which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Foreign Currency Transactions. The Portfolios do not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. Each Portfolio will segregate cash or liquid portfolio securities in an amount at all times equal to or exceeding its commitment with respect to contracts that are not part of a designated hedge.

U.S. Treasury and other U.S. Government and Government Agency Securities. Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States (“U.S. Government Securities”). Each Portfolio also may purchase securities issued by a

U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing Association “Sallie Mae”) or by its own credit standing (e.g., Federal National Mortgage Association “Fannie Mae” and Federal Home Loan Mortgage Corporation “Freddie Mac”). U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. Each Portfolio may invest in instruments issued by instrumentalities established or sponsored by the U.S. Government, such as Sallie Mae, Fannie Mae and Freddie Mac (“U.S. Government Agency Securities”). While U.S. Government Agency Securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

Historically, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. However, in 2008, the value of Fannie Mae’s and Freddie Mac’s securities fell sharply due to concerns that the entities did not have sufficient capital to offset losses resulting from the mortgage crisis. As a result, the Federal Housing Finance Authority (“FHFA”), a newly created independent regulator, placed Fannie Mae and Freddie Mac into conservatorship in September 2008. The effect that this conservatorship will have on the entities is uncertain. Under the conservatorship, the FHFA has taken over powers formerly held by each entity’s shareholders, directors, and officers. At the same time, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. Although the U.S. government and/or its agencies have provided financial support to Fannie Mae and Freddie Mac in the past, there is no assurance that they will always do so.

Inflation-Indexed Securities. Each Portfolio may invest in securities with a nominal return linked to the inflation rate from bond markets worldwide such as the U.S. Treasury Department’s “inflation-protection” issues (“TIP”). The principal of TIP securities is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers (“CPI-U”). These securities may also be eligible for coupon stripping under the U.S. Treasury “STRIPS” program.

Corporate Debt Instruments. Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio’s credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio’s total assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least “BBB” or “A-1” (in the case of commercial paper) by Standard & Poor’s Rating Service (“S&P”), “Baa” or “P-1” (in the case of commercial paper) by Moody’s Investors Service, Inc. (“Moody’s”), or of comparable quality as determined by Harding Loevner.

Bank Obligations. Each Portfolio limits its investments in U.S. (domestic) bank obligations to obligations of U.S. banks that in Harding Loevner’s opinion meet sufficient creditworthiness criteria. Domestic bank obligations are defined as instruments issued by: U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks. However, Harding Loevner must determine that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. Each Portfolio limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of Harding Loevner, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. Other than the allowable 20% of a Portfolio’s total assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated “A” by Thomson Reuters Corp. or similarly rated by Fitch IBCA, Inc. or of comparable quality as determined by Harding Loevner.

Derivatives. A derivative is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments or any agreed-upon pricing index or arrangement. The Portfolios are authorized to use the derivatives described below to hedge broad or specific market movements, or to seek to increase the Portfolios’ income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to gain exposure to a market that may not otherwise be available for investment, or to seek to enhance the Portfolio’s income or gain. The Portfolios may use any or all types of derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize derivatives successfully will depend on, in addition to the factors described above, Harding Loevner’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio’s securities. The Portfolios are not “commodity pools” (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). The use of certain derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.

Participation Notes. Each Portfolio may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Portfolio may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Futures Contracts. The Portfolios may use stock index futures contracts (“futures contracts”) as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit (“initial margin”) of cash or liquid securities in a segregated custodial account in the name of the futures broker. Subsequent payments of “variation margin” are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other liquid obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

U.S. futures contracts have been designed by exchanges which have been designated as “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, a Portfolio must allocate in cash or securities, an initial margin. Initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as during periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of a “variation margin” generally will be required, a process known as “marking to the market.” Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value from the preceding day.

Stock Index Options. The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the OTC markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash or other liquid portfolio securities in an amount sufficient to meet its obligations under these transactions.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Fund’s custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. The Portfolios will engage in such transactions with parties selected on the basis of such party’s creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by Harding Loevner to be in good financial standing. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash or other appropriate liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party’s creditworthiness. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.

Warrants. The Portfolios may invest up to 10% of the value of their total assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities. The Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will maintain in a segregated account cash and liquid, unencumbered securities having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will hold the portfolio securities themselves in a segregated custodial account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Borrowing. Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis, (iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See “Investment Restrictions.”

Securities Lending. Each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including American Depositary Receipts) and 105% of loaned foreign securities. The loans will be terminable at any time by a Portfolio and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers who are deemed by Harding Loevner to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies, other high quality short-term debt instruments and money market instruments. For purposes of complying with each Portfolio’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law.

Foreign Currency Hedging. The Portfolios generally do not hedge foreign currency exposure. Currency hedging would be implemented through the use of forward contracts or options. The Portfolios may, but generally do not intend to, enter into forward foreign currency contracts (a “forward contract”) and may purchase and write (on a covered basis) exchange-traded or OTC options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The Portfolios may at times, but generally do not intend to, hedge all or some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled “Investment Process and Additional Information on Strategies and Risks.” A Portfolio’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal tax requirements applicable to regulated investment companies (see “Tax Considerations”).

Forward Contracts. Sale of currency for dollars under a forward contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement (“position hedges”) or to insulate proposed transactions against such movement (“transaction hedges”). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Options on Foreign Currencies. The Portfolios may purchase and sell (i.e., write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government Securities or other liquid obligations in an amount sufficient to meet its obligations where an option on a futures contract is sold.

Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Regulation of the Use of Futures Contracts and Options on Futures Contracts. The Portfolios will enter into futures and options on futures contracts for bona fide hedging purposes or other appropriate investment purposes as permitted by CFTC regulations, which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering as commodity pool operators.

Illiquid Securities. Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets. A Portfolio also may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. Not all Rule 144A securities can be deemed liquid; Harding Loevner will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. In addition, certain derivatives that are not traded on an exchange may also be deemed illiquid.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS

Additional information concerning risks associated with certain of the Portfolios’ investments is set forth below.

Creditworthiness. In general, certain obligations in which the Portfolios may invest are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require a sale of such security by the Portfolio. However, Harding Loevner will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody’s may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

High Yield/High Risk Debt Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment grade. However, none of the Portfolios may invest in securities rated C by Moody’s or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest. Below-investment-grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities. See “Ratings Descriptions” in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment-grade securities may also be affected by legislative and regulatory developments.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of Harding Loevner not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on Harding Loevner’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, Harding Loevner will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Foreign Currency Hedging. The Portfolios generally do not hedge foreign currency exposure. The success of any currency hedging strategy would depend on the ability of Harding Loevner to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, rather than perfect hedges.

The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, Harding Loevner may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio’s securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an OTC transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors’ obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends still may not result in a successful transaction.

Although Harding Loevner believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates are incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.

A Portfolio’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates that might otherwise have been obtained.

A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in Harding Loevner’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Temporary Defensive Position. Each Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines the strategy to be warranted. Pursuant to such a defensive strategy, a Portfolio may temporarily hold cash (foreign currencies or multinational currency) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether or for how long a Portfolio will employ defensive strategies. The use of defensive strategies may prevent a Portfolio from achieving its goals.

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which a Portfolio may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets and frontier emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

INVESTMENT RESTRICTIONS

Fundamental. The following fundamental investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio’s outstanding shares (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Accordingly, no Portfolio may:

(1) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio’s total assets;

(2) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities (All Portfolios except Frontier Emerging Markets Portfolio). Finance companies as a group are not considered a single industry for purposes of this policy. The Frontier Emerging Markets Portfolio may invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently MSCI Frontier Emerging Markets Index1;

1 The Frontier Emerging Markets Portfolio may seek to further amend the fundamental investment restriction with respect to concentration of investments upon the concurrence of the staff of the Division of Investment Management of the Securities and Exchange Commission (the “Staff”). If the Portfolio seeks this additional concentration revision, and the Staff concurs with the request, the Portfolio’s fundamental investment restriction with respect to concentration of investments would be as follows:

The Portfolio may invest up to 50% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of its benchmark index, currently the MSCI Frontier Emerging Markets Index.

There is no certainty that the Portfolio will seek the additional concentration revision, nor is there any assurance that the Staff will agree with the additional concentration revision if requested.

(3) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets, nor will the Portfolios borrow for leveraging purposes;

(4) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or

(5) issue senior securities (other than with respect to borrowing through the use of reverse repurchase agreements or from a bank for temporary or emergency purposes);

(6) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(7) underwrite securities of other issuers;

(8) invest in companies for the purpose of exercising control or management;

(9) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases; or

(10) invest more than 10% of its total assets in warrants.

Whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio’s investment policies and limitations.

Each Portfolio’s investment objective and other investment policies, unless designated as fundamental in the Prospectuses or this SAI are non-fundamental and may be changed at any time by action of the Fund’s board of directors (the “Board of Directors”). As a non-fundamental policy, no Portfolio may sell securities short, unless, by virtue of its ownership of other securities, such Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold short and, if such right is conditional, the short sale is made upon the same conditions. Also, as a non-fundamental policy, each Portfolio will not make any additional investments while its borrowings exceed 5% of its total assets (taken at market value). In addition, as a non-fundamental policy, no Portfolio may invest in securities rated C by Moody’s or D by S&P or the equivalent as determined by the Adviser. As a non-fundamental policy, no Portfolio may purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

MANAGEMENT OF THE FUND

Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Directors approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund.

Board of Directors Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors may not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, may not be affiliated with Harding Loevner (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, six of the Fund’s eight Directors are Independent Directors. The Fund’s Chairman is not an Independent Director. However, the Board has appointed Ms. Freeman as its Lead Independent Director. The Lead Independent Director coordinates the activities of the other Independent Directors, and performs such other duties and responsibilities as the Board of Directors may determine. The specific responsibilities of the Lead Independent Director are as follows:

•	Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the Independent Directors.

•	Call meetings of the Independent Directors, as appropriate.

•	Serve as principal liaison on Board-wide issues between the Independent Directors and the Chairman.

•	Review proposed Board meeting agendas in advance of their distribution.

•	Authorize the retention of outside advisors and consultants who report directly to Independent Directors.

The Board has considered its leadership structure in light of the services that Harding Loevner and the Fund’s other service providers provide to the Fund, and the potential conflicts of interest that could arise from these relationships, and determined that its leadership structure is appropriate for each Portfolio in that it facilitates the Directors’ performance of their oversight responsibilities with respect to each Portfolio.

Each Director who is an “interested person” of the Fund for purposes of the 1940 Act is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
David R. Loevner* Harding Loevner LP 50 Division Street, Fourth Floor Somerville, NJ 08876 Age, 56	Director, President and Chairman of the Board of Directors	Indefinite; Director, President and Chairman of the Board since 1996	Harding Loevner LP, President and Chief Executive Officer 1989 – present; Parks Tenn Corp. (real estate), President, 2001 - present.	6	Director, Harding, Loevner Funds, plc (4 portfolios)

Jennifer M. Borggaard* Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965 Age, 41	Director	Indefinite; Director since 2008	Affiliated Managers Group, Inc. (“AMG”) (asset management firm), Senior Vice President, 2007 – present, Vice President, 2004 – 2007, Director and Senior Counsel, 2001 – 2004.	6	Beautel, Goodman & Company LTD; Genesis Asset Managers, LLP- Member of the Governing Board; Montrusco Bolton Investments Inc.; Arrow Bidco Ltd.

* David R. Loevner is an interested person of the Fund because he serves as the President of Harding Loevner LP, the Fund’s investment adviser. Jennifer M. Borggaard is considered an interested person of the Fund as a result of her affiliation with AMG, a control person of the Fund’s investment adviser.

Each Director who is not an “interested person” of the Fund for purposes of the 1940 Act (the “Independent Directors”) is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
William E. Chapman, II c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 69	Director	Indefinite; Director since 2008; Chairperson of the Audit Committee since 2009	President and Owner, Longboat Retirement Planning Solutions (1998-present); Trustee of Bowdoin College (2002 – present); Hewitt Associates, LLC (part time) (provider of retirement and investment education seminars) (2000 – 2009)	6	Trustee of Third
Avenue Trust (5
portfolios); Trustee of
Third Avenue Variable

Trust (1 portfolio);

Trustee of Aston Funds

(26 Portfolios); Trustee

of The Managers Funds,

Managers AMG Funds,

Managers Trust I and

Managers Trust II (33
portfolios)

R. Kelly Doherty c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 52	Director	Indefinite; Director since 2004	Cayman Partners (private investment vehicles), Managing Partner, 1999 – present.	6	Morristown Memorial Hospital; The Peck School

Charles Freeman c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 46	Director	Indefinite; Director since 2008	Center for Strategic and International Studies, Freeman Chair in China Studies, 2007 – present; China Alliance (legal and government relations group), Managing Director, 2005 – 2007; Assistant U.S. Trade Representative, prior to 2005.	6	National Committee for U.S. – China Relations

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
Jane A. Freeman c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 57	Director	Indefinite; Director since 1996; Lead Independent Director since 2008; Member of the Audit Committee since 2010	Scientific Learning Corporation (Education Software), Executive Vice President and Chief Financial Officer, 1/00 – 2008; Treasurer and Vice President, Finance & Business Development, 1999 – 2000.	6	Taproot Foundation (Non-Profit), Director, 2010-present

Samuel R. Karetsky c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 65	Director	Indefinite; Director since 1998; Member of the Audit Committee since 1998	The Karetsky Group LLC (Advisory Firm), Managing Member, 2003 -present; Wetherby Asset Management, Wealth Manager, 2004 – present; European Investors Inc., Managing Director, 1998 – 2002.	6	None

Eric Rakowski c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 52	Director	Indefinite; Director since 2008	University of California at Berkeley School of Law, Professor, 1990 – present.	6

Trustee of Third Avenue Trust

(5 portfolios); Trustee of

Third Avenue Variable

Trust (1 portfolio); Trustee of
The Managers Funds,

Managers AMG Funds,

Managers Trust I and

Managers Trust II (33

portfolios)

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board of Directors believes has prepared the Director to be an effective Director. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Directors believes that its members satisfy this standard. Relevant experience may be achieved through a Director’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including as a member of the Board of Directors of the Fund) or as an executive officer of funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with Harding Loevner, and also may benefit from information provided by the Fund’s or Harding Loevner’s counsel. Both the Board’s independent counsel and Fund counsel have significant experience advising funds and fund board members. The Board of Directors and its committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

David R. Loevner. Mr. Loevner has served as a Director and Chairman of the Board of Directors since 1996. Mr. Loevner is the President of Harding Loevner LP, the Fund’s investment adviser, and has served in that capacity since 1989. Mr. Loevner has also served as President of Parks Tenn Corp. (real estate) since 2001. Mr. Loevner also serves as a director of several other investment funds. Mr. Loevner has almost 30 years of experience in the investment management industry.

Jennifer M. Borggaard. Ms. Borggaard has served as a Director of the Fund since 2008. Ms. Borggaard has served as a Senior Vice President of Affiliated Managers Group, Inc. (“AMG”), an asset management firm affiliated with the Fund’s investment adviser, since 2007. Prior to that time, she was Vice President (2004 to 2007) and Director, and Senior Counsel (2001 to 2004) of AMG. Before joining AMG, Ms. Borggaard was with the law firm of Ropes & Gray LLP. Ms. Borggaard also has served as a board member of various U.S.-based and non-U.S.-based investment managers affiliated with AMG.

William E. Chapman. Mr. Chapman has served as a Director of the Fund since 2008. He has been President and owner of Longboat Retirement Planning Solutions (a consulting firm) since 1998. He also provided retirement and investment education seminars for Hewitt Associates, LP (2000 to 2009), and has served as a trustee of Bowdoin College since 2002. Mr. Chapman also serves as a trustee of several other investment funds.

R. Kelly Doherty. Mr. Doherty has served as a Director of the Fund since 2004. He is the founder and managing partner of Cayman Advisors, a private investment firm formed in 1998. Previously, Mr. Doherty was vice chair at Bankers Trust and a member of the firm’s management committee. Mr. Doherty also serves as a director of The Peck School.

Charles Freeman. Mr. Freeman has served as a Director of the Fund since 2008. Mr. Freeman has held the Freeman Chair in China Studies at the Center for Strategic and International Studies (“CSIS”) since 2007. Previous to CSIS, he served as managing director of the China Alliance, a collaboration of law firms that help clients devise trade, investment, and government relations strategies in the United States and China. Mr. Freeman also has served as assistant U.S. trade representative for China affairs, international affairs counsel to Senator Frank Murkowski (R-Alaska) and as a securities lawyer and venture capitalist concentrating on developing markets in Asia and Eastern Europe.

Jane A. Freeman. Ms. Freeman has served as a Director of the Fund since 1996. Ms. Freeman currently provides consulting services related to strategic business projects and transactions and, until October 2008, was Executive Vice President and Chief Financial Officer of Scientific Learning Corporation, a publicly-traded, educational software company which she joined in 1999. Prior to that time, she was a portfolio manager at Rockefeller & Co. and Scudder, Stevens and Clark.

Samuel R. Karetsky. Mr. Karetsky has served as a Director of the Fund since 1998. He has been a principal of Wetherby Asset Management, a wealth management advisory firm with $3.3 billion under advisement, since 2004. Mr. Karetsky was a Managing Director and Principal of European Investors Incorporated from 1998 to 2002, where his responsibilities also included serving as Chief Compliance Officer and as a board member of a REIT fund. Prior to that, he has been with the firms of Goldman, Sachs & Co., Morgan Stanley & CO. and OFFITBANK, and a consultant to Montgomery Securities, among others, with executive and investment responsibilities.

Eric Rakowski. Mr. Rakowski has served as a Director of the Fund since 2008. He has been a Professor at the University of California at Berkeley School of Law since 1990 and has held the Halbach Chair in Trust and Estates Law since 2001. Previously, he worked as a corporate tax attorney at Davis Polk & Wardwell. Mr. Rakowski also serves as a trustee of several other investment funds.

Standing Board Committees. The Audit Committee consists of three Directors, Messrs. Karetsky and Chapman and Ms. Freeman, each of whom is not an “interested person” of the Fund for purposes of the 1940 Act. The function of the Audit Committee is to (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and (iii) act as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2010.

The Board has established a Qualified Legal Compliance Committee that will receive, retain, consider and act upon reports of evidence of possible material violations of applicable federal and state securities laws. The Committee consists of all the members of the Audit Committee. The Qualified Legal Compliance Committee did not hold any meetings during the fiscal year ended October 31, 2010.

At this time, Harding Loevner does not have a policy regarding the consideration of any director candidates recommended by shareholders. The need for additional Directors occurs infrequently, but when the addition of a new Director is considered desirable, the Independent Directors shall review potential candidates and make recommendations to the full Board regarding suitable nominees.

Board of Directors’ Oversight Role in Management. The Board of Directors’ role in the management of the Fund is in the nature of oversight, rather than day-to-day responsibility. As is the case with virtually all investment companies, the Funds’ service providers are responsible for the day-to-day management of the Portfolios, including responsibility for risk management (e.g., management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, reputational risk and operational risk, among others). As part of its oversight function, the Board oversees the risk mitigation efforts implemented by the Fund’s service providers, and has emphasized to them the importance of maintaining vigorous risk management.

The Board has appointed a Chief Compliance Officer for the Fund, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. Additionally, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of the Fund’s service providers, including Harding Loevner’s Chief Investment Officer, Harding Loevner’s Chief Compliance Officers and the Fund’s portfolio management personnel. The Independent Directors (defined below) also meet at least quarterly with the Fund’s Chief Compliance Officer in a closed session at which no persons affiliated with Harding Loevner ordinarily are present. The Board also receives periodic presentations from personnel of Harding Loevner and the Fund’s other service providers regarding risk management generally, as well as periodic presentations regarding specific investment, operational or compliance areas, such as counterparty credit, business continuity, anti-money laundering, identity theft, valuation and personal trading. In addition, the Board receives reports from counsel to the Fund and the Board’s own independent legal counsel regarding regulatory compliance and governance matters.

Board oversight of risk management is also performed by the Board’s committees. The Board’s Audit Committee meets during its scheduled meetings with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and controls and valuation risks.

To the extent necessary between regularly scheduled Board and committee meetings, appropriate representatives of Harding Loevner communicate with the Lead Independent Director and the Chairman of the Audit Committee regarding the Fund’s risk management. As appropriate, the Directors confer among themselves or with the Fund’s Chief Compliance Officer, representatives of Harding Loevner or other service providers, Fund counsel or the Board’s own independent legal counsel to identify and review risk management issues.

The Fund, Harding Loevner and other service providers of the Fund have adopted a variety of policies, procedures and controls designed to address certain risks of the Portfolios related to a Portfolio’s investments and objectives and also operational and compliance risks of the Fund and its service providers, including business continuity, anti-money laundering, identity theft, valuation and personal trading. Different policies, procedures and controls are employed with respect to different types of risks. However, not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. Moreover, the policies, procedures and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Board, the Fund, Harding Loevner or the Fund’s other service providers. Additionally, it is necessary for each Portfolio to bear certain risks (e.g., investment related risks) in order to seeks its investment objective. As a result, the Fund’s ability to manage risk is subject to substantial limitations. The Board’s oversight role does not make the Board or any Director a guarantor of the Fund’s investments or activities, and the Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role. The officers of the Fund (with the exception of the President) are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Richard Reiter Harding Loevner LP 50 Division Street, Fourth Floor Somerville, NJ 08876 Age, 44	Vice President	1 year; since 2007	Harding Loevner LP, Chief Operating Officer, 1996 – present.

Susan Mosher Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 55	Chief Compliance Officer of the Funds	1 year; since 2010

Foreside Alternative Investment Services,

LLC, President, 2009 – present; Coast

Asset Management, LLC, Chief

Compliance Officer, 2007 – 2009; Harding, Loevner Funds, Inc., Anti-Money Laundering Officer, 2005 – 2007; Harding, Loevner Funds, Inc., Chief Compliance Officer, 2004 – 2007;

Investors Bank & Trust Company,

Senior Director and Chief Counsel/Director,

1995 – 2007.

Charles S. Todd Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 39	Chief Financial Officer and Treasurer	1 year; since 2010

Foreside Management Services, LLC,

Director/Treasurer and Principal Financial

Officer, 2008 – Present; JPMorgan

Investor Services Co., Vice President within the Fund Administration Department, formerly serving as Assistant Vice President, 2000

– 2008.

Patrick Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 46	Anti-Money Laundering Compliance Officer	1 year; since 2010	Foreside Compliance Services, LLC, Director, 2008 – present; Citi Fund Services Ohio, Inc., Vice President, 2005 – 2008; Citigroup Global Transaction Services, Attorney, 2001 - 2005.

Thomas A. Dula The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 36	Assistant Treasurer	1 year; since 2010	The Northern Trust Company, Vice President and Client Service Delivery Manager, 2010 – present, Relationship Manager, 2009 – 2010, and Institutional Trust Account Administrator, 2004 - 2009.

Owen T. Meacham The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 39	Secretary	1 year; since 2010	The Northern Trust Company, Vice President and Senior Regulatory Administration Attorney, 2007 - present; ABN AMRO Asset Management, Product Strategy and Development Manager, 2005 – 2007.

Puran Dulani Harding Loevner LP 50 Division Street, Fourth Floor Somerville, NJ 08876 Age, 52	Assistant Treasurer	1 year; since 2010	Harding Loevner LP, Chief of Operations and Accounting, 2002 – present.

Lori M. Renzulli Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 44	Assistant Secretary	1 year; since 2008

Harding Loevner LP, Chief Counsel and

Chief Compliance Officer, 2006 - present;

MetLife, Director, Corporate Ethics and

Compliance, 2006; CitiStreet

Retirement Services, Vice President and

Counsel, 1989 - 2005.

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Shanna Palmersheim The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 33	Assistant Secretary	1 year; since 2010

The Northern Trust Company, Second

Vice President and Regulatory Administration

Attorney, 2008 – Present; Peregrine

Financial Group, Associate Counsel, 2007 – 2008; Harley-Davidson Financial

Services, Senior Treasury Analyst, 2005 –

2007; Paul McAndrew Law Firm, Law

Clerk, 2004 – 2005; State Street

Corporation, Senior Accountant, 1999 –

2002.

There is no family relationship among any of the Directors or officers listed above.

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Portfolios as of December 31, 2009:

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David R. Loevner

Global Equity Portfolio: Over $100,000

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: Over $100,000

Institutional Emerging Markets Portfolio: Over $100,000

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: Over $100,000

Over $100,000

Jennifer M. Borggaard

Global Equity Portfolio: None

International Equity Portfolio: None

International Small Companies Portfolio: None

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: $10,001-$50,000

Frontier Emerging Markets Portfolio: None

$10,001-$50,000

William E. Chapman, II

Global Equity Portfolio: $10,001-$50,000

International Equity Portfolio: $10,001-50,000

International Small Companies Portfolio: $10,001-$50,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: $10,001-$50,000

Frontier Emerging Markets Portfolio: $10,001-$50,000

Over $100,000

R. Kelly Doherty

Global Equity Portfolio: None

International Equity Portfolio: Over $100,000

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: None

Over $100,000

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Charles Freeman

Global Equity Portfolio: None

International Equity Portfolio: $ 10,001 - $50,000

International Small Companies Portfolio: None

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

$ 10,001 - $50,000

Jane A. Freeman

Global Equity Portfolio: Over $100,000

International Equity Portfolio: None

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: None

Over $100,000

Samuel R. Karetsky

Global Equity Portfolio: $50,001-$100,000

International Equity Portfolio: $50,001-$100,000

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: None

Emerging Markets Portfolio: Over $100,000

Frontier Emerging Markets Portfolio: None

Over $100,000

Eric Rakowski

Global Equity Portfolio: None

International Equity Portfolio: None

International Small Companies Portfolio: $50,001-$100,000

Institutional Emerging Markets Portfolio: $50,001-$100,000

Emerging Markets Portfolio: None

Frontier Emerging Markets Portfolio: None

Over $100,000

No employee of Harding Loevner, AMG, The Northern Trust Company (“Northern Trust”), Foreside Management Services, LLC (“FMS”) or Foreside Compliance Services, LLC (“FCS”) receives any compensation from the Fund for acting as an officer or Director of the Fund. As of March 8, 2010, the Fund has contracted with FCS to provide its Chief Compliance Officer and Anti-Money Laundering Compliance Officer, and effective September 8, 2010, the Fund has contracted with FMS to provide its Chief Financial Officer and Treasurer. Prior to March 8, 2010, the Fund contracted with State Street to provide its Chief Compliance Officer and Anti-Money Laundering Compliance Officer services. Effective January 1, 2011, the Fund pays each Independent Director who is not a director, officer or employee of Harding Loevner, AMG, Northern Trust, Foreside, Quasar, or any of their affiliates, a fee of $4,000 for each quarterly meeting attended, and a fee of $2,000 for each special meeting attended. Each Independent Director receives an annual retainer of $30,000, which is paid in quarterly installments at the end of each quarter, and the Lead Independent Director receives an annual retainer of $8,000. In addition, the Chairperson of the Audit Committee receives an annual retainer of $4,000, and each Audit Committee member receives a fee of $2,000 for each Audit Committee meeting attended. As of December 1, 2010, the directors and officers of the Fund collectively owned less than 1% of each Portfolio’s and Class’s outstanding shares with the exception of the International Small Companies Portfolio-Investor Class, Global Equity Portfolio-Advisor Class and Institutional Class and the Frontier Emerging Markets Portfolio-Institutional Class, of which directors and officers collectively owned: International Small Companies Portfolio-Investor Class 32.28%; Global Equity Portfolio-Advisor Class 1.82%; Global Equity Portfolio-Institutional Class 11.31%; and Frontier Emerging Markets Portfolio-Institutional Class 3.86%.

By virtue of the responsibilities assumed by Harding Loevner, Northern Trust, FMS, FCS and Quasar and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
David R. Loevner*	$0	$0	$0	$0

Jennifer M. Borggaard*	$0	$0	$0	$0

William E. Chapman, II	$44,000	$0	$0	$44,000

R. Kelly Doherty	$37,000	$0	$0	$37,000

Charles Freeman	$37,000	$0	$0	$37,000

Jane A. Freeman	$42,000	$0	$0	$42,000

Samuel R. Karetsky	$41,000	$0	$0	$41,000

Eric Rakowski	$37,000	$0	$0	$37,000

Raymond J. Clark**	$30,750	$0	$0	$30,750

* Interested Director

** Raymond J. Clark served as an Emeritus Director of the Fund through September 8, 2010.

CODES OF ETHICS

Rule 17j-1 under the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund, the Adviser and Quasar each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Fund, the Adviser and Quasar permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Fund including securities that may be purchased or held by Fund.

Information about these codes of ethics may be obtained by calling the Commission’s Public Reference Room at (202) 942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities to Harding Loevner, subject to the Board of Directors’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. Harding Loevner has adopted its own proxy voting policies and guidelines for this purpose (“Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of Harding Loevner and its affiliates. The Proxy Voting Procedures are provided in the Appendix to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available on the Fund’s website at http://www.hardingloevnerfunds.com and the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2010, to the Fund’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Portfolios set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Portfolio, it may be deemed to “control” such Portfolio within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolio to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio’s shares without the approval of the controlling shareholder. In addition, redemptions by large shareholders of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. Such redemptions may also force a Portfolio to sell securities during unfavorable market conditions, and may negatively impact a Portfolio’s brokerage and tax costs.

Global Equity Portfolio

Class	Name and Address of Beneficial Owner	Percentage

Institutional	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	25.84%

Institutional	Parbanc Co. 514 Market Street Parkersburg, WV 26101	20.67%

Institutional	MAC & Co. Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	9.94%

Institutional	Houston Museum of Natural Science 5555 Hermann Park Drive Houston, TX 77030	9.57%

Institutional	William T. Grant Foundation 570 Lexington Avenue 18th Floor New York, NY 10022	9.10%

Institutional	SEI Private Trust Company c/o Peapack Gladstone Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.83%

Global Equity Portfolio

Class	Name and Address of Beneficial Owner	Percentage

Advisor	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	20.08%

Advisor	Katharine H. Olmsted 158 Hobart Road Chestnut Hill, MA 02467	11.70%

International Equity Portfolio

Class	Name and Address of Beneficial Owner	Percentage

Institutional	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	9.09%

Institutional	Public Welfare Foundation Inc. 1200 U Street, N.W. Washington, D.C. 20009	7.58%

Institutional	Wilmington Trust Company TR U/A DTD 12/1/75 AGT w/Longwood Gardens Inc. P.O. Box 8882 Attn: Mutual Funds Wilmington, DE 19899	7.15%

International Equity Portfolio

Class	Name and Address of Beneficial Owner	Percentage

Investor	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	33.42%

Investor	Citigroup Global Markets, Inc. 333 West 34th Street 3rd Floor New York, NY 10001	15.99%

Investor	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2-3rd Floor Jersey City, NJ 07311	10.31%

International Small Companies Portfolio

Class	Name and Address of Beneficial Owner	Percentage

Investor	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	39.94%

Investor	David R. Loevner 73 Westcott Road Princeton, NJ 08540	13.89%

Investor	University of Dallas Francis Lazarus, President Robert Galecke, Vice President, Fin Sr. Attn: Director of Finance 1845 E. Northgate Drive Irving, TX 75062	9.40%

Investor	Catherine P. Loevner and Simon Hallett Trust David Loevner Irrevocable Trust 73 Westcott Road Princeton, NJ 08540	6.74%

Investor	Vanguard Brokerage Services P .O. Box 1170 Valley Forge, PA 19482	5.44%

Investor	MG Trust Company 700 17th Street, Suite 300 Denver, CO 80202	5.33%

Institutional Emerging Markets	Name and Address of Beneficial Owner	Percentage

	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	30.66%

	Community Hospitals of Indiana, Inc. Funded Depreciation 1500 N. Ritter Avenue Indianapolis, IN 46219	9.85%

	Karlin Holdings, LP c/o GKM Capital Inc. 11755 Wilshire Blvd, Suite 1600 Los Angeles, CA 90025	6.95%

	Texas Children’s Hospital Foundation 1919 South Braeswood Boulevard Suite 4282 Houston, TX 77030	6.47%

	The Museum of Fine Arts, Houston 1001 Bissonnet Street Houston, TX 77005	6.24%

	Community Hospitals of Indiana, Inc. 1500 N. Ritter Avenue Indianapolis, IN 46219	6.05%

Emerging Markets Portfolio

Class	Name and Address of Beneficial Owner	Percentage

	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	58.35%

	Citigroup Global Markets, Inc. 333 West 34th Street 3rd Floor New York, NY 10001	10.32%

Frontier Emerging Markets

Class	Name and Address of Beneficial Owner	Percentage

Institutional	Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	30.98%

Institutional	Northern Trust as Cust John E. Fetzer Institute P.O Box 92956 Chicago, IL 60675	9.19%

Institutional	DBTCO P.O. Box 747 Dubuque, IA 5200	8.79%

Institutional	NFS LLC FEBO The Northern Trust Company P.O. Box 92956 Chicago, IL 60675	7.90%

Institutional	MAC & Co. Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.38%

Institutional	SEI Private Trust Company c/o Evercore Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	6.34%

INVESTMENT ADVISER

Harding Loevner provides investment advisory services to the Fund. Affiliated Managers Group (“AMG”), an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in Harding Loevner. The remaining interest is held by a broad group of Harding Loevner’s professionals. Harding Loevner is governed by its senior employees and conducts its business independently. The terms of the investment advisory agreement (the “Advisory Agreement”) between the Fund, on behalf of each Portfolio, and Harding Loevner obligate Harding Loevner to provide investment advisory and portfolio management services to the Portfolios. Harding Loevner is a registered investment adviser organized in 1989. Harding Loevner also provides investment advisory services to private investors and institutions.

David R. Loevner, President of the Fund and a Director and the Chairman of the Board of Directors of the Fund, is the Chief Executive Officer of Harding Loevner and the President of its managing member.

Investment advisory agreements (the “Initial Agreements”) were initially approved for each Portfolio by the Board of Directors, including a majority of the Independent Directors. The initial agreements for the Global Equity, International Equity and Emerging Markets Portfolios were initially approved on October 14, 1996. The initial agreement for the Institutional Emerging Markets Portfolio was approved on March 23, 2005. The initial agreement for the International Small Companies Portfolio was approved December 7, 2006. The initial agreement for the Frontier Emerging Markets Portfolio was approved on March 7, 2008. The current advisory agreement (the “Current Agreement”) for the Global Equity, International Equity, Emerging Markets Portfolio, Institutional Emerging Markets Portfolio, International Small Companies Portfolio and Frontier Emerging Markets Portfolio was approved November 5, 2008. The Current Agreement became effective upon the closing of the transaction with AMG on August 26, 2009.

The Current Agreement is effective for an initial two-year period and then successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

The Current Agreement is terminable without penalty on not less than 60 days’ notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio’s outstanding shares voting as a single class, or upon not less than 60 days’ notice by Harding Loevner. The Current Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act).

Harding Loevner pays all of its own expenses arising from the performance of its obligations under the Advisory Agreements. Under the Agreement, Harding Loevner also pays all executive salaries and expenses of the Directors and officers of the Fund who are employees of Harding Loevner or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus for each Portfolio under “Portfolio Fees and Expenses,” other expenses incurred in the operation of the Portfolio are borne by the Portfolio, including, without limitation, investment advisory fees and administration fees, brokerage commissions, Treasurer , CCO, and AML Compliance Officer compensation, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of Harding Loevner or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

For the services described in the advisory agreements, each Portfolio has agreed to pay Harding Loevner an advisory fee at the annual rate set forth in the following table:

Portfolio	Advisory fee payable by Portfolio to the Adviser (as a % of average daily net assets)
Global Equity Portfolio	1.00%
International Equity Portfolio	0.75%
International Small Companies Portfolio	1.25%
Institutional Emerging Markets Portfolio	1.25%
Emerging Markets Portfolio	1.25%
Frontier Emerging Markets Portfolio	1.50%

With respect to each Portfolio set forth in the table below, Harding Loevner has contractually agreed to waive a portion of its management fees and/or reimburse the Portfolio for its other operating expenses to the extent necessary to prevent the Portfolio’s Total Annual Operating Expenses (excluding any expenses attributable to dividend expense, borrowing costs, interest expense relating to short sales, taxes, brokerage commissions and extraordinary expenses from exceeding the fee waiver and/or expense reimbursement percentage applicable to the Portfolio. The waiver and reimbursement arrangements are expected to continue until at least December 31, 2011. The fee waiver and/or expense reimbursement percentages applicable to each Portfolio are set forth in the following table:

Portfolio		Contractual Fee Waiver and/or Expense Reimbursement Percentage (based on average daily net assets)
Global Equity Portfolio
	Advisor Class	1.25%
	Institutional Class	1.00%
International Equity Portfolio
	Investor Class	1.25%
	Institutional Class	1.00%
International Small Companies Portfolio
	Investor Class	1.75%
	Institutional Class	1.50%
Institutional Emerging Markets Portfolio		1.30%
Frontier Emerging Markets Portfolio
	Investor Class	2.25%
	Institutional Class	2.00%

For the last three fiscal years the amount of advisory fees paid by each Portfolio was as follows:

Global Equity Portfolio
Year ended 10/31/08	$368,570	$(74,579)	$293,991
Year ended 10/31/09	$440,171	$(165,256)	$274,915
Year ended 10/31/10	$1,102,310	$(291,938)	$810,372

International Equity Portfolio	Gross	Waiver	Net
Year ended 10/31/08	$2,404,716	$0	$2,404,716
Year ended 10/31/09	$1,668,949	$(107,630)	$1,561,319
Year ended 10/31/10	$2,942,207	$(52,453)	$2,889,754

International Small Companies Portfolio
Year ended 10/31/08	$59,845	$(118,129)	$(58,284)
Year ended 10/31/09	$48,410	$(134,013)	$(85,603)
Year ended 10/31/10	$115,274	$(127,940)	$(12,666)

Institutional Emerging Markets Portfolio
Year ended 10/31/08	$3,058,942	$(549,476)	$2,509,466
Year ended 10/31/09	$2,026,214	$(398,771)	$1,627,443
Year ended 10/31/10	$3,016,311	$(423,871)	$2,592,440

Emerging Markets Portfolio
Year ended 10/31/08	$26,007,349	$0	$26,007,349
Year ended 10/31/09	$14,921,754	$0	$14,921,754
Year ended 10/31/10	$21,638,791	$0	$21,638,791

Frontier Emerging Markets Portfolio
Year ended 10/31/08	$29,449	$(135,939)	$(106,490)
Year ended 10/31/09	$95,437	$(132,525)	$(37,088)
Year ended 10/31/10	$330,742	$(80,739)	$250,003

Other Accounts Managed by Portfolio Managers (as of 10/31/10).

Portfolio Managers	RICs[1]		Other Pooled Accounts[2]		Other A/Cs3
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
Peter J. Baughan	3	$484	1	$67	86	$2,928
Robert Cresci	1	$6	0	$0	0	$0
Simon Hallett	6	$2,387	2	$455	71	$1,762
G. “Rusty” Johnson	7	$2,118	1	$452	0	$0
Josephine Lewis	1	$6	0	$0	0	$0
Ferrill D. Roll	3	$484	1	$67	88	$2,954
Craig Shaw	5	$2,087	1	$452	0	$0
Alexander T. Walsh	3	$484	1	$67	86	$2,928
Donald Elefson	2	$31	0	$0	0	$0
Pradipta Chakrabortty	2	$31	0	$0	0	0

[1]	RICs include all Portfolios of the Fund, as well as assets sub-advised for third parties such as collective investment trusts and undertakings for collective investments in transferable securities.
[2]	Other Pooled Accounts include unregistered funds offered by Harding Loevner and those sub-advised for third parties.
[3]	Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times against each team member.

Currently none of Harding Loevner’s advisory fees are based on the performance of the accounts it manages.

The Fund’s portfolio managers may manage other accounts with investment strategies similar to those of the Portfolios of the Fund, which may suggest the potential for conflicts of interests. The Fund’s portfolio managers may participate personally in some pooled accounts, including the Portfolios of the Fund. In addition, Harding Loevner may charge varying fees to different accounts managed by the Fund’s portfolio managers. In the future, Harding Loevner may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for the portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the Fund does not anticipate that management by a Fund portfolio manager of other accounts with a similar investment strategy would conflict with management of a Portfolio of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client of Harding Loevner, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.

Portfolio Manager Compensation (as of 10/31/10). Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined taking into account the portfolio manager’s qualification, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed -upon objectives, including the investment performance of the Portfolio(s) managed by the portfolio manager, as measured against each Portfolio’s respective benchmark index, as set forth below:

Global Equity Portfolio: MSCI All Country World Index

International Equity Portfolio: MSCI All Country World ex-U.S. Index

International Small Companies Portfolio: MSCI All Country World ex-U.S. Small Cap Index

Institutional Emerging Markets Portfolio: MSCI Emerging Markets Index

Emerging Markets Portfolio: MSCI Emerging Markets Index

Frontier Emerging Markets Portfolio: MSCI Frontier Emerging Markets Index

All portfolios managed according to a particular strategy (e.g., international equity, global equity, emerging markets, frontier emerging markets, international small companies) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Portfolio Managers Beneficial Ownership of Equity Securities in the Fund (as of 10/31/10).

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Peter J. Baughan	Global Equity Portfolio: $50,001-$100,000
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: $10,001-$50,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None

Robert Cresci	Global Equity Portfolio: $10,001-$50,000
International Equity Portfolio: None
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None

Simon Hallett	Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: Over $100,000
Frontier Emerging Markets Portfolio: Over $100,000

G. “Rusty” Johnson	Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: Over $100,000
Emerging Markets Portfolio: $50,001-$100,00
Frontier Emerging Markets Portfolio: $10,001-$50,000

Craig Shaw	Global Equity Portfolio: $50,001-$100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: $10,001-$50,000
Institutional Emerging Markets Portfolio: Over $100,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None

Ferrill D. Roll	Global Equity Portfolio: Over $100,000
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Alexander T. Walsh	Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: $50,001-$100,000
Institutional Emerging Markets Portfolio: Over $100,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None

Josephine Lewis	Global Equity Portfolio: $1-$10,000
International Equity Portfolio: $1-$10,000
International Small Companies Portfolio: $10,001-$50,000
Institutional Emerging Markets Portfolio: $1-$10,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $10,001-$50,000

Donald Elefson	Global Equity Portfolio: $50,001-$100,000
International Equity Portfolio: $10,001-$50,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $50,001-$100,000

Pradipta Chakrabortty	Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $1-$10,000

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (“Quasar”) serves as principal underwriter of each Portfolio pursuant to a distribution agreement (the “Distribution Agreement”) initially approved by the Board of Directors. Quasar’s address is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Fund and Quasar have agreed to indemnify one another against certain liabilities. Quasar furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without cost to the Fund. Under the Distribution Agreement, Quasar is responsible for selling shares on a best efforts basis, as agent for the Fund, but is not obligated to sell any certain number of shares. Quasar may, in its discretion, enter into agreements with qualified broker-dealers in order for such broker-dealers to sell shares of the Fund. Quasar receives compensation in the amount of $7,000 per Portfolio, plus a CPI increase, per annum, to be paid no less frequently than monthly. Harding Loevner pays Quasar’s fees, except for the fees relating to the International Small Companies Portfolio, which are paid by the Portfolio’s 12b-1 fees. Quasar will also be compensated for out-of-pocket expenses reasonably incurred in performance of its duties under the Distribution Agreement. The Distribution Agreement continues for successive annual periods only if its continuance is approved annually by a majority of the Independent Directors who are not parties to the Agreement or “interested persons” of any such party and either by votes of a majority of the Directors or a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

The Board of Directors has approved a Distribution Plan (the “Plan”) on behalf of the Investor Class of the International Equity Portfolio, the International Small Companies Portfolio and the Frontier Emerging Markets Portfolio pursuant to Rule 12b-1 under the 1940 Act (the “Rule”). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Board of Directors, allows the Investor Class to incur certain expenses that might be considered to constitute direct or indirect payment by the International Equity Portfolio, the International Small Companies Portfolio and the Frontier Emerging Markets Portfolio of distribution expenses related to Investor Class shares.

Under the Plan, the Investor Class is authorized to make payments to selected dealers of a distribution fee pursuant to Rule 12b-1 as compensation for providing services intended to result in the sale of Investor Class shares. The Investor Class of the International Equity, the International Small Companies Portfolios and the Frontier Emerging Markets Portfolio may pay this 12b-1 distribution fee at an annual rate of up to 0.25% of each Class’s average daily net assets, or such lesser amount as the Directors may determine from time to time. Currently, the Investor Class of each of the International Equity Portfolio and International Small Companies Portfolio makes payments of 12b-1 distribution fees at an annual rate of up to 0.25% of its average daily net assets throughout the month.

The Plan was adopted by a majority vote of the Board of Directors, including a majority of Independent Directors that do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. Potential benefits which the Plan may provide to the Investor Classes include the potential to increase assets, the potential to avoid a decrease in assets and Portfolio liquidations through redemption activity, and the ability to sell shares of the Investor Classes through adviser and broker distribution channels. The Board of Directors believes that there is a reasonable likelihood that the Plan will benefit the Investor Classes of each applicable Portfolio and its current and future shareholders. Under their terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Investor Class of the Portfolio affected thereby, and material amendments to the Plan must also be approved by the Board of Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Portfolio affected thereby. The Plan will automatically terminate in the event of its assignment.

The Plan does not obligate Harding Loevner or the Distributor to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

The Board of Directors has also approved a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the International Equity Portfolio, Emerging Markets Portfolio, International Small Companies Portfolio, Frontier Emerging Markets Portfolio and Global Equity Portfolio. The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the applicable Portfolio arising from the intermediaries assumption of functions that the Portfolio would otherwise perform, such as providing sub-accounting and related shareholder services, each Class of each Portfolio is authorized, pursuant to the Shareholder Servicing Plan, to pay to each intermediary up to 0.15% of average daily net assets attributable to that intermediary (subject to any fee waiver and/or expense reimbursement arrangement applicable to a Portfolio). With respect to Investor Class shares, the balance of the intermediaries’ fees, after payments made pursuant to the Distribution Plan, if applicable, is paid by Harding Loevner. Because of the fee waiver and/or expense reimbursement arrangements that were in place during the period, Harding Loevner paid a portion of the Portfolios’ share of these fees during the fiscal year ended October 31, 2010.

As stated in the Prospectus, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Fund. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. However, these payments, which are in addition to Rule 12b-1 fees, may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Portfolios, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

Harding Loevner or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by Harding Loevner or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Investor Class shares, or other factors.

The Portfolios and/or Harding Loevner pay up to the amounts indicated in the table, below, to certain intermediaries, expressed as a percentage of the average daily net assets of each Portfolio held by the intermediary. The payments are subject to the Portfolios’ respective contractual fee waiver and/or expense reimbursement arrangements, if any, and Harding Loevner pays, from its own resources, and any additional amounts indicated.

Intermediary	Portfolio(s)	Fees paid pursuant to Distribution Plan, if any	Fees paid pursuant to Shareholder Servicing Plan	Fees Paid by Harding Loevner
Ameriprise Financial Services, Inc.	Emerging Markets Portfolio	N/A	0.15%	**

Intermediary	Portfolio(s)	Fees paid pursuant to Distribution Plan, if any	Fees paid pursuant to Shareholder Servicing Plan	Fees Paid by Harding Loevner
Charles Schwab & Co.	Global Equity Portfolio - Advisor Class	N/A	0.15%	0.25%
	International Equity Portfolio - Institutional Class	N/A	0.15%	*
	International Equity Portfolio - Investor Class	0.25%	0.15%
	International Small Companies - Investor Class	0.25%	0.15%	***
	Institutional Emerging Markets Portfolio	N/A	0.15%	**
	Emerging Markets Portfolio	N/A	0.15%	0.25%
	Frontier Emerging Markets Portfolio	N/A	N/A	**

Fidelity Brokerage Services	Global Equity Portfolio - Advisor Class	N/A	0.15%	0.25%
	International Equity Portfolio - Institutional Class	N/A	0.15%	**
	International Equity Portfolio - Investor Class	0.25%	0.15%	**
	International Small Companies - Investor Class	0.25%	0.15%
	Frontier Emerging Markets Portfolio			**
	Emerging Markets Portfolio	N/A	0.15%	0.25%

Mercer HR Services, LLC	Emerging Markets Portfolio	N/A	0.15%	0.10%

Morgan Stanley DW Inc.	International Equity Portfolio - Investor Class	0.25%	0.15%
	Emerging Markets Portfolio	N/A	0.15%	0.10%

Morgan Stanley Smith Barney	International Equity Portfolio - Investor Class	0.25%	0.10%	0.15%
	Emerging Markets Portfolio	N/A	0.15%	0.20%

Oppenheimer Asset Management	International Equity Portfolio - Institutional Class	N/A	0.15%	0.10%
	International Equity Portfolio - Investor Class	0.25%	N/A
	Emerging Markets Portfolio	N/A	0.15%	0.10%

Pershing LLC	Global Equity Portfolio - Advisor Class	N/A	0.15%	**
	International Equity Portfolio - Investor Class	0.25%	0.15%
	International Small Companies - Investor Class	0.25%	0.15%	**
	Emerging Markets Portfolio	N/A	0.15%	**

Prudential Investment
Management Services, LLC	Global Equity Portfolio - Advisor Class	N/A	0.15%	0.20%
	International Equity Portfolio - Institutional Class	N/A	0.15%	0.20%
	International Equity Portfolio - Investor Class	0.25%	0.10%

Quasar Distributors, LLC	International Equity Portfolio - Investor Class	0.25%	N/A
	International Small Companies - Investor Class	0.25%	N/A

RBC Wealth Management	International Equity Portfolio - Investor Class	0.25%	0.15%	**
	Emerging Markets Portfolio	N/A	0.15%	**

T.D. Ameritrade, Inc.	Global Equity Portfolio - Advisor Class	N/A	0.15%	0.20%
	International Equity Portfolio - Investor Class	0.25%	0.10%
	Emerging Markets Portfolio	N/A	0.15%	0.20%

Vanguard Brokerage Services	Global Equity Portfolio - Advisor Class	N/A	0.15%	0.20%
	International Equity Portfolio - Investor Class	0.25%	0.10%
	International Small Companies - Investor Class	0.25%	0.10%
	Emerging Markets Portfolio	N/A	0.15%	0.20%

UBS Financial Services Inc.	International Equity Portfolio - Institutional Class	N/A	N/A	**
	International Equity Portfolio - Investor Class	0.10%	N/A	**
	Emerging Markets Portfolio	N/A	N/A	**

* Harding Loevner pays a quarterly fee of $7,500, less the amount of Service Fees paid by the Portfolio

** Harding Loevner pays a quarterly fee per account, less the amount of Service Fees paid by the Portfolio

*** Harding Loevner pays a minimum adjustment to make up the minimum payment of $2,000

For the last three fiscal years, the amounts of 12b-1 distribution fees paid were:

International Equity Portfolio- Investor Class

2010: $180,796

2009: $51,886

2008: $39,842

International Small Companies Portfolio- Investor Class

2010: $23,055

2009: $9,682

2008: $11,969

Prior to the date of this SAI, the Investor Class of the Frontier Emerging Markets Portfolio had not commenced operations, and had paid no fees under the Distribution Plan or Shareholder Servicing Plan.

ADMINISTRATOR

Pursuant to its terms, and effective as of June 14, 2010, the Fund Administration and Accounting Services Agreement dated June 2, 2010 (the “Administration Agreement”) between the Fund and Northern Trust, as Administrator, requires Northern Trust to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. The Administration Agreement will remain in effect for successive annual periods and will automatically continue unless terminated on notice. The following chart sets forth administrative fees paid by each Portfolio to Northern Trust during the last fiscal year.

Year Ended October 31, 2010*
Portfolio
Global Equity Portfolio	$20,759
International Equity Portfolio	$66,635
International Small Companies Portfolio	$1,750
Institutional Emerging Markets Portfolio	$44,159
Emerging Markets Portfolio	$209,871
Frontier Emerging Markets Portfolio	$6,131

* Represents fees paid to Northern Trust as administrator for the period June 14, 2010 through October 31, 2010.

Prior to June 14, 2010, State Street served as the Fund’s administrator pursuant to an Administration Agreement dated June 1, 1999, as amended, with the Fund (the “Prior Administration Agreement”). The following chart sets forth administrative fees paid by each Portfolio to State Street under the Prior Administration Agreement.

	Year Ended October 31, 2010*	Year Ended October 31, 2009	Year Ended October 31, 2008
Portfolio
Global Equity Portfolio	$33,715	$32,870	$23,809
International Equity Portfolio	$125,275	$148,573	$186,728
International Small Companies Portfolio	$5,980	$6,671	$6,036
Institutional Emerging Markets Portfolio	$77,261	$107,697	$145,235
Emerging Markets Portfolio	$597,059	$758,456	$1,216,670
Frontier Emerging Markets Portfolio	$6,807	$9,135	$3,328

* Represents fees paid to State Street as administrator for the period November 1, 2009 through June 13, 2010.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations and accounts may pay more than the lowest commission as a result. Neither Harding Loevner nor any of its officers, affiliates or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.

Some securities considered for investment by the Fund’s Portfolios also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to the oversight by Harding Loevner’s Chief Compliance Officer and periodic review by the Board of Directors.

Brokers are selected on the basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services. The types of research received from brokers include print and electronic publications such as business news, company research, industry research, economic research, strategy research and historical market data and other research services such as company meetings, investment conferences, analyst calls and meetings, and research travel logistics. The source of the above types of research can be either proprietary or third-party. The Board of the Fund has adopted procedures pursuant to Rule 12b-1(h) regarding the usage of brokers that promote or sell shares of a Portfolio (a “selling broker dealer”) to execute portfolio securities transactions. These procedures are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers from taking a broker-dealer’s promotional or sales efforts into account as part of the selection process and (2) the Fund, Harding Loevner or Quasar from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a selling broker-dealer to pay for distribution of the Fund’s shares. The Fund is permitted to utilize selling broker-dealers to execute portfolio transactions provided that these selling efforts are not considered in the selection process and the Fund’s procedures are followed.

The Portfolios invest outside the United States and anticipate that their brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each Portfolio seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.

No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.

For the last three fiscal years the amount of brokerage commissions paid by each Portfolio was as follows:

Portfolio	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Global Equity Portfolio	$132,101	$48,196	$31,507
International Equity Portfolio	$423,311	$121,462	$199,294
International Small Companies Portfolio	$6,596	$2,342	$3,637
Institutional Emerging Markets Portfolio	$300,251	$257,439	$485,690
Emerging Markets Portfolio	$1,543,806	$1,806,027	$3,693,395
Frontier Emerging Markets Portfolio	$252,902	$19,817	$60,892

As of the fiscal year ended October 31, 2010, no Portfolio held securities of its regular broker dealers†.

Portfolio Holdings Information

Generally, the Fund views holdings information as sensitive and discloses information about portfolio holdings only in accordance with guidelines approved by the Board of Directors and designed to permit only disclosures that are consistent with the best interest of a Portfolio’s shareholders. No current or potential investor shall be provided information about portfolio holdings on a preferential basis in advance of the provision of that information to other investors.

Portfolio holdings information will be released under the circumstances described below. The receiving parties are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the policies and procedures adopted by the Fund regarding selective disclosure of portfolio holdings will protect the Fund from potential misuse of that information by the receiving parties. Other than as noted below, the Fund has no ongoing arrangements to make portfolio information available.

1. As required by applicable laws, rules or regulations, including the quarterly filing of a complete schedule of the Fund’s portfolio holdings on Form N-CSR or Form N-Q.

2. As appropriate for legitimate business purposes of the Fund, including: (i) to the Fund’s auditors for use in providing audit opinions; (ii) to financial printers for the purpose of preparing Fund regulatory filings; (iii) for the purposes of due diligence regarding a merger or acquisition; (iv) to rating agencies for use in developing a rating for the Fund (Lipper, monthly disclosure of portfolio holdings, provided on sixth business day after month-end; Morningstar, quarterly disclosure of full portfolio holdings sixth business day after quarter end); (v) to consultants, for use in providing asset allocation advice or client service; (vi) to service providers, such as proxy-voting service providers and portfolio-management database providers; (vii) for purposes of effecting in-kind redemptions of Fund shares; and (viii) to commercial publishers of mutual fund data, provided the recipients of the information in each of (i)-(viii) are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time.

3. An officer of the Fund may determine that selective disclosure of portfolio holdings information is appropriate under circumstances other than those listed above where the officer believes there is a legitimate business purpose for doing so and the recipient of the information has a duty of confidentiality, including a duty not to trade on the nonpublic information. The determination and considerations will be documented and retained by such officer and a copy shall be provided to the Fund’s Chief Compliance Officer and the Board to ensure that there are no conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or its principal underwriter on the other.

Shareholders of the Fund shall be treated alike in terms of access to portfolio holdings information, which, except as outlined above, shall not be disclosed to any investor prior to the time the same information is disclosed publicly. Portfolio Holdings information as of each calendar quarter end is available to shareholders on the Fund’s web site.

† “Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the investment company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

This information is available no sooner than five (5) business days after the applicable calendar quarter end. Shareholders may also request a written copy of the portfolio holdings information directly from the Adviser.

No person or entity, including officers of the Fund or employees of the Adviser or other service providers of their affiliates, receives any compensation in connection with the disclosure of portfolio holdings information.

CAPITAL STOCK INFORMATION

The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value, allocated as follows: (i) 400,000,000 shares to the International Equity Portfolio; (ii) 400,000,000 shares to the Global Equity Portfolio; (iii) 450,000,000 shares to the Emerging Markets Portfolio; (iv) 450,000,000 shares to the Institutional Emerging Markets Portfolio; (v) 400,000,000 shares to the International Small Companies Portfolio; and (vi) 400,000,000 shares to the Frontier Emerging Markets Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Board of Directors of the Fund, under Maryland General Corporation Law, is authorized to establish more than one class of shares for each portfolio of the Fund. Currently, the Board of Directors has authorized the creation of three share classes for certain Portfolios, as follows: the International Equity Portfolio, the International Small Companies Portfolio, and the Frontier Emerging Markets Portfolio: Institutional Class and Investor Class; and the Global Equity Portfolio: Advisor Class and Institutional Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will be unable to elect any person or persons to the Board of Directors.

NET ASSET VALUE

The ‘‘net asset value’’ per share of each Portfolio is calculated as of the close of business (normally 4:00 p.m. New York Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a ‘‘Business Day’’). Each Class or Portfolio determines its net asset value per share by subtracting that Class or Portfolio’s liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio’s investments or the portion of a Portfolio’s investments attributable to a Class and other assets and dividing the result by the total issued and outstanding shares of the Class or Portfolio.

Pricing Methodology: In determining the Fund’s NAV, each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security can be valued using (i) the last trade from the current date; (ii) the most recent mean or bid quotation on the principal exchange (dependent upon local exchange or market convention); or (iii) the closing, mean or bid price on another exchange on which the security is traded (if such price is available from a Fund’s accounting agent).

Fixed Income Evaluations: U. S. corporate bonds, municipal bonds and government bonds are valued at the latest evaluated institutional bid price as determined by the Fund’s accounting agent. Foreign fixed income instruments are valued at the latest evaluated institutional mean price as determined by the Fund’s accounting agent.

Short-Term Instruments: Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund’s Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Currency Conversion: Quotations of foreign securities denominated in a foreign currency are converted to a U.S. Dollar-equivalent at exchange rates obtained from an automated pricing service at the mean rate.

Closed Markets: Foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

Fair Valuation: The value of assets for which market quotations are not readily available, such as when a foreign market is closed, or for which market quotations are not reliable due to events that occur after the close of a market that are likely to affect security valuations, will be determined in good faith by Harding Loevner at fair value, under procedures established by and under the general supervision of the Fund’s Board of Directors. The Fund has implemented fair value pricing on a daily basis for certain foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service, which may provide an adjustment to the closing prices described above. Use of fair value pricing could cause a Portfolio to value a security higher or lower than its closing market price, which could cause the Portfolio’s net asset value per share to differ significantly from that which would have been calculated using closing market prices. The use of fair value pricing is intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e. trading intended to take advantage of stale closing prices in foreign markets that could affect the net asset value of the Portfolios.

As stated in the Prospectus, “Business Day” refers to those days when the New York Stock Exchange is open for unrestricted business, which is Monday through Friday, except for holidays. As of the date of this SAI, such holidays are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each Portfolio has qualified and intends to continue to qualify to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Each of the Portfolios qualified as a RIC for the period ended October 31, 2010. To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income derived from its business of investing in securities (the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount equal to at least the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98.2% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years.

Distributions. Each Portfolio’s automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio’s shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio’s shareholders as ordinary income. If a portion of a Portfolio’s income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfies applicable holding period requirements (generally more than 60 days with respect to each distribution).

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the shareholders in the calendar year in which the distributions are declared, rather than in the year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year. The lower tax rates on qualifying dividends are scheduled to expire after 2012, after which such dividends are scheduled to be taxed at the rates applicable to ordinary income. The lower tax rates on long-term capital gains are scheduled to expire after 2012, after which the maximum tax rate on long-term capital gains is scheduled to return to 20%.

Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains deemed received by the shareholder with respect to such shares.

Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder’s U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a Portfolio may invest are “section 1256 contracts.” Gains and losses on section 1256 contracts generally are treated as 60% long-term (taxed at the long-term capital gains rate, currently a maximum of 15% and scheduled to increase to 20% after 2012) and 40% short-term capital gains or losses (“60/40 treatment”), regardless of the Portfolio’s actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day (“mark to market treatment”), resulting in unrealized gains and losses being treated as though they were realized. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

Generally, hedging transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a Portfolio that did not engage in such hedging transactions.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. Each Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”) if such stock is a permissible investment. A PFIC is a foreign corporation - other than a “controlled foreign corporation” as to which a Portfolio is a U.S. shareholder, that in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio’s investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders. Dividends from PFICs are not qualifying dividends and, therefore, are not eligible to be taxed at the lower rates applicable to qualified dividends.

A Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio’s investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.

Alternatively, each Portfolio may elect to “mark-to-market” its stock in any PFIC. “Marking to market,” in this context, means including in ordinary income each taxable year, the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Except as discussed below, if the income from a Portfolio is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed or actual distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, such individual would be subject to U.S. federal income tax on the individual’s worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 28% (currently scheduled to increase to 31% after 2012) of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above.

For certain periods prior to 2012, a Portfolio may be able to designate certain distributions as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. It should also be noted that the provision did not eliminate all withholding on any distribution by a Portfolio to foreign investors. Distributions that are derived from dividends on corporate stock, distributions by REITs, or from ordinary income other than interest would still be subject to withholding. In addition, a Portfolio may determine that it does wish to incur the costs and expenses of making the allowable designations and satisfying certain related requirements, and in such case any distributions to foreign investors would generally be subject to withholding as described above.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

Foreign shareholders may be subject to U.S. estate tax on their Portfolio shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass through” for that year. If a Portfolio is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio’s income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. The portfolio and shareholders must satisfy certain holding period requirements for the shareholder to be eligible for the foreign tax credit. Shareholders who are not liable for federal income taxes will not be affected by any such “pass through” of foreign tax credits.

Other Taxes. A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio will not be issued to shareholders. Northern Trust, the Fund’s Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio’s net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

TRANSFER AGENT AND CUSTODIAN

As of June 14, 2010, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, 60603 serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund and as the custodian of each Portfolio’s securities and cash. Prior to June 14, 2010, State Street Bank and Trust Company, 200 Clarendon Street, Box 5493, Boston, Massachusetts, 02206, served in such capacity.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, serves as the independent registered public accounting firm of the Fund and performs annual audits of the Fund’s financial statements.

COUNSEL

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, serves as counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited Financial Statements, including the Financial Highlights, for the fiscal year ended October 31, 2010, appearing in the Annual Report to Shareholders and the report thereon of KPMG LLP, independent registered public accounting firm, appearing therein are hereby incorporated by reference into this SAI. Financial Statements for the Investor Class of the Frontier Emerging Markets Portfolio will be available after the Investor Class has completed its first fiscal year. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI. The Institutional Class of the International Small Companies Portfolio is not currently offered.

APPENDIX - RATINGS DESCRIPTIONS

Standard & Poor’s Rating Service

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower. Bonds rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s Investors Service, Inc.

Aaa. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B and Lower. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Fitch IBCA, Inc.

Long-term ratings: Investment Grade

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.

Short-term ratings:

F1 - Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Denotes actual or imminent payment default.

APPENDIX - PROXY VOTING POLICIES AND PROCEDURES

I. Statement of Policy

The following are proxy voting policies and procedures adopted for the Harding, Loevner Funds, Inc. (the “Fund”) by the Board of Directors of the Fund, and by and for Harding Loevner LP (the “Adviser”), with respect to voting securities held by the Fund and other clients of the Adviser.

The Adviser believes these policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of its clients, including the Fund, in accordance with its fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser’s authority to vote the proxies of its clients is established by its advisory contracts, and these proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, these proxy voting policies reflect the longstanding fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94 -2 (July 29, 1994).

It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders. These policies and procedures are adopted by the Fund to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended, and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission and interpretations of its staff. The Fund believes that, in proxy voting decisions, as in other investment decisions, the Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund shareholders. Accordingly, the Fund generally delegates all responsibility for proxy voting to the Adviser, provided that the Fund’s Board of Directors has the opportunity to periodically review and approve these proxy voting policies and procedures and any material amendments thereto (and that the policy contains provisions to address any material conflicts of interest as described below). The Fund may revoke all or part of this delegation at any time by a vote of the Board of Directors.

II . Definitions

A . “Best interest of clients” — Clients’ best economic interests over the long term ~ that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest” — Circumstances when the Adviser or any member of senior management or a portfolio manager knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

III . General Voting Policies

A. Client’s Best Interest. These policies and procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. The Adviser seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Adviser may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These policies and procedures are tailored to suit the Adviser’s advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in Section VII.B below, to resolve such conflict.

F. Limitations. The circumstances under which the Adviser may take a limited role in voting proxies, include the following:

1. No Responsibility. The Adviser will not vote proxies for client accounts in which the client contract specifies that the Adviser will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. The Adviser may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. The Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, the Adviser may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent the Adviser from exercising its voting authority. In particular, absent extraordinary circumstances, the Adviser will not vote proxies if doing so will limit the Adviser’s ability to sell the security prior to the meeting.

6. Special Considerations. The Adviser’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

IV . Specific Voting Policies

A. General Philosophy.

Support existing management on votes on the financial statements of a company and the election of the Board of Directors; Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. The Adviser votes on anti-takeover measures on a case by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. The Adviser votes on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. The Adviser votes on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. The Adviser considers such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. The Adviser considers such proposals on a case-by-case basis. The Adviser supports those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

V. Availability of Policies and Procedures/Disclosure of Proxy Voting Record

A. With Respect to Non-Fund Clients

Upon a client’s request, the Adviser will provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures. The previous year’s proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows: In writing:

Harding Loevner LP

50 Division Street

Fourth Floor

Somerville, New Jersey 08876

Attention: Client Service

By telephone: 908-218-7900

By email to: clientservice@hlmnet.com

B. With Respect to the Fund

1. The Fund discloses this proxy voting policy or a description of it, in the Fund’s Statement of Additional Information (“SAI”). The Fund also discloses in its SAI that information is available regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

2. The Fund discloses in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the Commission’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

3. The Fund also discloses in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies, if any, during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on or through the Fund’s website at a specified address, or both, and (ii) on the Commission’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or a description of it (i.e., a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

4. The Fund files Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it. The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

VI. Responsibility and Oversight

An Investment Committee member is responsible for the administration and oversight of the Adviser’s proxy voting process. The Adviser’s Chief Compliance Officer (‘CCO’) is responsible for working with the Investment Committee member in developing, implementing and updating the Adviser’s proxy voting policies and procedures. The Investment Committee member currently designated is Ferrill Roll; the Adviser’s current CCO is Lori Renzulli.

VII. Procedures

A . Process of Voting Proxies.

The designated Investment Assistant will monitor upcoming annual and/or extraordinary shareholder meetings via company notices, custodian notices or electronic proxy voting services. Upon receiving notice of an upcoming meeting, the Investment Assistant will review the Proxy Statement, official agenda, and/or other background material, summarize on a Proxy Voting Form (the “Form”) and forward the Form and supporting material to the designated Investment Committee member.

The Investment Committee member will review the Form and supporting material, indicate on the Form how Harding Loevner is to cast its votes on each resolution (adding a written explanation for each vote to be cast in opposition to managements’ recommendation), and initial the Form.

The Investment Assistant will cast votes as indicated on the Form via electronic voting service, or, where necessary, by faxing written voting instructions to the custodian. The Investment Assistant will retain in files all Forms and records of all votes cast at each meeting.

B. Conflict of Interest

If the Investment Committee member determines there is, or may be, a material conflict between the Adviser’s interest and those of the client, either the Committee member, or a delegated individual, may choose among the following options to deal with the conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

The Fund generally delegates all responsibility for resolving material conflicts of interest to the Adviser. Under this delegation, the Adviser may resolve material conflicts of interest in any reasonable manner consistent with the alternative voting procedures described above. The Fund may revoke all or part of this delegation at any time by a vote of the Board of Directors. In the event the Fund revokes its delegation to the Adviser, the Fund will resolve any conflicts of interest in the best interest of the shareholders. In doing so, the Fund may follow the procedures described in this Section VII.B.

VIII. Recordkeeping

The Adviser maintains records of proxy votes pursuant to Section 204-2 of the Advisers Act. In addition to SEC requirements, the Adviser maintains, for ERISA accounts, records of proxy votes set out in Department of Labor Bulletin 94-2.

Harding, Loevner Funds, Inc.